EXHIBIT 99.1


                    MORTGAGE LOAN PURCHASE AND SALE AGREEMENT

            This Mortgage Loan Purchase and Sale Agreement (this "Agreement") is dated and effective as of December 1, 2007, between Bank of America, National Association, as seller (the "Seller" or "Bank of America") and Banc of America Commercial Mortgage Inc., as purchaser (the "Purchaser" or "BACM").

            The Seller desires to sell, assign, transfer and otherwise convey to the Purchaser, and the Purchaser desires to purchase, subject to the terms and conditions set forth below, the multifamily and commercial mortgage loans (the "Mortgage Loans") identified on the schedule annexed hereto as Schedule I (the "Mortgage Loan Schedule"): except that the Seller will retain the master servicing rights (the "Servicing Rights") with regard to the Mortgage Loans in its capacity as Master Servicer (as defined below) and shall enter into certain Sub-Servicing Agreements with Sub-Servicers, all as contemplated in the Pooling and Servicing Agreement (as defined below).

            The Purchaser intends to transfer or cause the transfer of the Mortgage Loans to a trust (the "Trust") created pursuant to the Pooling and Servicing Agreement (as defined below). Beneficial ownership of the assets of the Trust (such assets collectively, the "Trust Fund") will be evidenced by a series of commercial mortgage pass-through certificates (the "Certificates"). Certain classes of the Certificates will be rated by Fitch, Inc. and/or Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. (together, the "Rating Agencies"). Certain classes of the Certificates (the "Offered Certificates") will be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Trust will be created and the Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of December 1, 2007 (the "Pooling and Servicing Agreement"), among BACM, as depositor, Bank of America, National Association, as master servicer (the "Master Servicer"), Centerline Servicing Inc., as special servicer (the "Special Servicer"), Wells Fargo Bank, N.A., as trustee (the "Trustee"), and LaSalle Bank National Association, as certificate administrator (in such capacity, the "Certificate Administrator") and as REMIC administrator. Capitalized terms used but not otherwise defined herein have the respective meanings assigned to them in the Pooling and Servicing Agreement.

            BACM intends to sell the Offered Certificates to Banc of America Securities LLC ("BAS") and Greenwich Capital Markets, Inc. ("RBS Greenwich Capital" and, together with BAS, the "Underwriters") pursuant to an underwriting agreement, dated as of December 20, 2007 (the "Underwriting Agreement"). BACM intends to place the remaining Classes of Certificates (the "Non-Offered Certificates") through BAS, as placement agent (in such capacity, the "Placement Agent"), pursuant to a private placement agency agreement, dated as of December 20, 2007 (the "Private Placement Agency Agreement"), among BACM and BAS. The Offered Certificates are more fully described in the prospectus dated December 20, 2007 (the "Base Prospectus"), and the supplement to the Base Prospectus dated December 20, 2007 (the "Prospectus Supplement"; and, together with the Base Prospectus, the "Prospectus"), as each may be amended or supplemented at any time hereafter. The privately offered Non-Offered Certificates are more fully described in a private placement memorandum, dated December 20, 2007 (the "Memorandum"), as it may be amended or supplemented at any time hereafter.

            The Seller will indemnify the Underwriters, the Placement Agent and certain related parties with respect to certain disclosure regarding the Mortgage Loans and contained in the Prospectus, the Memorandum and certain other disclosure documents and offering materials relating to the Certificates, pursuant to an indemnification agreement, dated as of December 20, 2007 (the "Indemnification Agreement"), among the Seller, the Purchaser, the Underwriters and the Placement Agent.

            Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

            SECTION 1. Agreement to Purchase and Sell.

            The Seller agrees to sell, and the Purchaser agrees to purchase, the Mortgage Loans. The closing for the purchase and sale of the Mortgage Loans shall take place on the Closing Date. The purchase price for the Mortgage Loans shall be an amount agreed upon by the parties in a separate writing, which amount includes interest accrued on the Mortgage Loans after the Cut-off Date and takes into account credits, sales concessions and such other adjustments, which amount shall be payable on or about December 28, 2007 in immediately available funds. The Purchaser shall be entitled to all interest accrued on the Mortgage Loans on and after the Cut-off Date and all principal payments received on the Mortgage Loans after the Cut-off Date except for principal and interest payments due and payable on the Mortgage Loans on or before the Cut-off Date, which shall belong to the Seller.

            SECTION 2. Conveyance of the Mortgage Loans.

            (a) Effective as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof and satisfaction of the other conditions set forth herein, the Seller will transfer, assign, set over and otherwise convey to the Purchaser, without recourse, but subject to the terms and conditions of this Agreement, all the right, title and interest of the Seller in and to the Mortgage Loans (other than the Servicing Rights), including without limitation all principal and interest due on or with respect to the Mortgage Loans after the Cut-off Date, together with Bank of America's right, title and interest in and to any related insurance policies and all other documents in the related Mortgage Files.

            (b) The Purchaser shall be entitled to receive all scheduled payments of principal and interest due on the Mortgage Loans after the Cut-off Date, and all other recoveries of principal and interest collected thereon after the Cut-off Date (other than scheduled payments of principal and interest due on the Mortgage Loans on or before the Cut-off Date and collected after the Cut-off Date, which shall belong and be promptly remitted to the Seller).

            (c) On or before the Closing Date or within the time periods specified in Section 2.01 of the Pooling and Servicing Agreement, the Seller shall deliver or cause to be delivered to the Purchaser or, if so directed by the Purchaser, to the Trustee or a custodian designated by the Trustee (a "Custodian"), the documents, instruments and agreements required to be delivered by the Purchaser to the Trustee under Section 2.01 of the Pooling and Servicing Agreement, and meeting all the requirements of such Section 2.01, and such other documents, instruments and agreements as the Purchaser or the Trustee shall reasonably request.

            (d) The Seller hereby represents that it has, on behalf of the Purchaser, delivered or caused to be delivered to the Trustee the Mortgage File for each Mortgage Loan. All Mortgage Files delivered prior to the Closing Date will be held by the Trustee in escrow at all times prior to the Closing Date. Each Mortgage File shall contain the documents set forth in the definition of Mortgage File under the Pooling and Servicing Agreement.

            (e) If the Seller is unable to deliver or cause the delivery of any original Mortgage Note, it may deliver a copy of such Mortgage Note, together with a lost note affidavit, and indemnity, and shall thereby be deemed to have satisfied the document delivery requirements of Section 2(c). If the Seller cannot so deliver, or cause to be delivered, as to any Mortgage Loan, the original or a copy of any of the documents and/or instruments referred to in clauses (ii), (iii), (vi), (viii) and (x) of the definition of "Mortgage File" in the Pooling and Servicing Agreement, with evidence of recording or filing (if applicable, and as the case may be) thereon, solely because of a delay caused by the public recording or filing office where such document or instrument has been delivered for recordation or filing, as the case may be, so long as a copy of such document or instrument, certified by the Seller as being a copy of the document deposited for recording or filing, has been delivered, and then subject to the requirements of Section 4(d), the delivery requirements of Section 2(c) shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File. If the Seller cannot or does not so deliver, or cause to be delivered, as to any Mortgage Loan, the original of any of the documents and/or instruments referred to in clauses (iv) and (v) of the definition of "Mortgage File" in the Pooling and Servicing Agreement, because such document or instrument has been delivered for recording or filing, as the case may be, then subject to Section 4(d), the delivery requirements of Section 2(c) shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File. If the Seller cannot so deliver, or cause to be delivered, as to any Mortgage Loan, the Title Policy solely because such policy has not yet been issued, the delivery requirements of Section 2(c) shall be deemed to be satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File; provided that the Seller, shall have delivered to the Trustee or a Custodian appointed thereby, on or before the Closing Date, a binding commitment for title insurance "marked-up" at the closing of such Mortgage Loan countersigned by the related title company or its authorized agent.

            (f) [Reserved].

            (g) In connection with its assignment of the Mortgage Loans hereunder, the Seller hereby expressly assigns to or at the direction of the Depositor to the Trustee for the benefit of the Certificateholders any and all rights it may have with respect to representations and warranties made by a third party originator with respect to any Mortgage Loan under the mortgage loan purchase agreement between the Seller and such third party originator that originated such Mortgage Loan pursuant to which the Seller originally acquired such Mortgage Loan from such third party originator.

            (h) If and when the Seller is notified of or discovers any error in the Mortgage Loan Schedule attached to this Agreement as to which a Mortgage Loan is affected, the Seller shall promptly amend the Mortgage Loan Schedule and distribute such amended Mortgage Loan Schedule to the parties to the Pooling and Servicing Agreement; provided, however, the correction or amendment of the Mortgage Loan Schedule by itself shall not be deemed to be a cure of a Material Breach.

            (i) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for the consideration referred to in Section 1 hereof. In connection with the foregoing, the Seller shall cause all of its records to reflect such transfer as a sale (as opposed to a secured loan).

            SECTION 3. Examination of Mortgage Files and Due Diligence Review.

            The Seller shall reasonably cooperate with an examination of the Mortgage Files and Servicing Files for the Mortgage Loans that may be undertaken by or on behalf of the Purchaser. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of such Mortgage Files and/or Servicing Files shall not affect the Purchaser's (or any other specified beneficiary's) right to pursue any remedy available hereunder for a breach of the Seller's representations and warranties set forth in Section 4, subject to the terms and conditions of Section 4(c).

            SECTION 4. Representations, Warranties and Covenants of the Seller.

            (a) The Seller hereby represents and warrants to and for the benefit of the Purchaser as of the Closing Date that:

            (i) The Seller is a national banking association, duly authorized, validly existing and in good standing under the laws of the United States of America.

            (ii) The execution and delivery of this Agreement by the Seller, and the performance of Seller's obligations under this Agreement, will not violate the Seller's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, which default or breach, in the Seller's good faith and commercially reasonable judgment is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or its financial condition.

            (iii) The Seller has the full power and authority to enter into and perform its obligations under this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

            (iv) This Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a valid, legal and binding obligation of the Seller, enforceable against the Seller in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other laws affecting the enforcement of creditors' rights generally and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

            (v) The Seller is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Seller's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

            (vi) No litigation is pending with regard to which the Seller has received service of process or, to the best of the Seller's knowledge, threatened against the Seller which if determined adversely to the Seller would prohibit the Seller from entering into this Agreement, or in the Seller's good faith and reasonable judgment, would be likely to materially and adversely affect either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

            (vii) No consent, approval, authorization or order of, or filing or registration with, any state or federal court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated herein, except for those consents, approvals, authorizations or orders that previously have been obtained and those filings and registrations that previously have been completed, and except for those filings and recordings of loan documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

            (b) The Seller hereby makes the representations and warranties contained in Schedule II (subject to any exceptions thereto listed on Schedule
IIA) to and for the benefit of the Purchaser as of the Closing Date (or as of such other dates specifically provided in the particular representation and warranty), with respect to (and solely with respect to) each Mortgage Loan.

            (c) Upon discovery of any Material Breach or Material Document Defect, the Purchaser or its designee shall notify the Seller thereof in writing and request that the Seller correct or cure such Material Breach or Material Document Defect. Within 90 days of the earlier of discovery or receipt of written notice by the Seller that there has been a Material Breach or a Material Document Defect (such 90-day period, the "Initial Resolution Period"), the Seller shall (i) cure such Material Breach or Material Document Defect, as the case may be, in all material respects or (ii) repurchase each affected Mortgage Loan or REO Loan (each, a "Defective Mortgage Loan") at the related Purchase Price in accordance with the terms hereof and, if applicable, the terms of the Pooling and Servicing Agreement, with payment to be made in accordance with the reasonable directions of the Purchaser; provided that if the Seller certifies in writing to the Purchaser (i) that, as evidenced by an accompanying Opinion of Counsel, any such Material Breach or Material Document Defect, as the case may be, does not and will not cause the Defective Mortgage Loan, to fail to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, (ii) that such Material Breach or Material Document Defect, as the case may be, is capable of being corrected or cured but not within the applicable Initial Resolution Period, (iii) that the Seller has commenced and is diligently proceeding with the cure of such Material Breach or Material Document Defect, as the case may be, within the applicable Initial Resolution Period, and (iv) that the Seller anticipates that such Material Breach or Material Document Defect, as the case may be, will be corrected or cured within an additional period not to exceed the Resolution Extension Period (as defined below), then the Seller shall have an additional period equal to the applicable Resolution Extension Period to complete such correction or cure or, failing such, to repurchase the Defective Mortgage Loan; and provided, further, if the Seller's obligation to repurchase any Defective Mortgage Loan as a result of a Material Breach or Material Document Defect arises within the three-month period commencing on the Closing Date (or within the two-year period commencing on the Closing Date if the Defective Mortgage Loan is a "defective obligation" within the meaning of
Section 860G(a)(4)(B)(ii) of the Code and Treasury Regulations Section 1.860G-2(f)), and if the Defective Mortgage Loan is still subject to the Pooling and Servicing Agreement, the Seller may, at its option, in lieu of repurchasing such Defective Mortgage Loan (but, in any event, no later than such repurchase would have to have been completed), (i) replace such Defective Mortgage Loan with one or more substitute mortgage loans that individually and collectively satisfy the requirements of the definition of "Qualifying Substitute Mortgage Loan" set forth in the Pooling and Servicing Agreement, and (ii) pay any corresponding Substitution Shortfall Amount, such substitution and payment to be effected in accordance with the terms of the Pooling and Servicing Agreement. Any such repurchase or replacement of a Defective Mortgage Loan shall be on a whole loan, servicing released basis. The Seller shall have no obligation to monitor the Mortgage Loans regarding the existence of a Material Breach or Material Document Defect, but if the Seller discovers a Material Breach or Material Document Defect with respect to a Mortgage Loan, it will notify the Purchaser.

            For purposes of this Section 4(c), "Resolution Extension Period" shall mean:

            (i) for purposes of remediating a Material Breach with respect to any Mortgage Loan, the 90-day period following the end of the applicable Initial Resolution Period;

            (ii) for purposes of remediating a Material Document Defect with respect to any Mortgage Loan that is not a Specially Serviced Loan at the commencement of, and does not become a Specially Serviced Loan during, the applicable Initial Resolution Period, the period commencing at the end of the applicable Initial Resolution Period and ending on, and including, the earlier of (i) the 90th day following the end of such Initial Resolution Period and (ii) the 45th day following receipt by the Seller of written notice from the Master Servicer or the Special Servicer of the occurrence of any Servicing Transfer Event with respect to such Mortgage Loan subsequent to the end of such Initial Resolution Period;

            (iii) for purposes of remediating a Material Document Defect with respect to any Mortgage Loan that is a not a Specially Serviced Loan as of the commencement of the applicable Initial Resolution Period, but as to which a Servicing Transfer Event occurs during such Initial Resolution Period, the period commencing at the end of the applicable Initial Resolution Period and ending on, and including, the 90th day following receipt by the Seller of written notice from the Master Servicer or the Special Servicer of the occurrence of such Servicing Transfer Event; and

            (iv) for purposes of remediating a Material Document Defect with respect to any Mortgage Loan that is a Specially Serviced Loan as of the commencement of the applicable Initial Resolution Period, zero days; provided, however, if the Seller did not receive written notice from the Master Servicer or the Special Servicer of the relevant Servicing Transfer Event as of the commencement of the applicable Initial Resolution Period, then such Servicing Transfer Event shall be deemed to have occurred during such Initial Resolution Period and the immediately preceding clause (iii) of this definition will be deemed to apply.

            In addition, the Seller shall have an additional 90 days to cure such Material Document Defect or Material Breach, provided that the Seller has commenced and is diligently proceeding with the cure of such Material Document Defect or Material Breach and such failure to cure is solely the result of a delay in the return of documents from the local filing or recording authorities.

            If one or more of the Mortgage Loans constituting a Cross-Collateralized Set of Mortgage Loans are the subject of a Breach or Document Defect, then, for purposes of (i) determining whether such Breach or Document Defect is a Material Breach or Material Document Defect, as the case may be, and (ii) the application of remedies, such Cross-Collateralized Set of Mortgage Loans shall be treated as a single Mortgage Loan.

            If (x) any Mortgage Loan is required to be repurchased or substituted as contemplated in this Section 4(c), (y) such Mortgage Loan is a Cross-Collateralized Mortgage Loan or part of a portfolio of Mortgaged Properties (that provides that a property may be uncrossed from the other Mortgaged Properties) and (z) the applicable Material Breach or Material Document Defect does not constitute a Material Breach or Material Document Defect, as the case may be, as to any related Cross-Collateralized Mortgage Loan or applies to only specific Mortgaged Properties included in such portfolio (without regard to this paragraph), then the applicable Material Breach or Material Document Defect (as the case may be) will be deemed to constitute a Material Breach or Material Document Defect (as the case may be) as to any related Cross-Collateralized Mortgage Loan and to each other Mortgaged Property included in such portfolio and the Seller shall repurchase or substitute for any related Cross-Collateralized Mortgage Loan in the manner described above unless, in the case of a Material Breach or Material Document Defect, both of the following conditions would be satisfied if the Seller were to repurchase or substitute for only the affected Cross-Collateralized Mortgage Loans or affected Mortgaged Properties as to which a Material Breach or Material Document Defect had occurred without regard to this paragraph: (i) the debt service coverage ratio for any remaining Cross-Collateralized Mortgage Loans or Mortgaged Properties for the four calendar quarters immediately preceding the repurchase or substitution is not less than the greater of (a) the debt service coverage ratio immediately prior to the repurchase, (b) the debt service coverage ratio on the Closing Date, and (c) 1.25x and (ii) the loan-to-value ratio for any remaining Cross-Collateralized Mortgage Loans or Mortgaged Properties is not greater than the lesser of (a) the loan-to-value ratio immediately prior to the repurchase, (b) the loan-to-value ratio on the Closing Date, and (c) 75%. In the event that both of the conditions set forth in the preceding sentence would be satisfied, the Seller may elect either to repurchase or substitute for only the affected Cross-Collateralized Mortgage Loan or Mortgaged Properties as to which the Material Breach or Material Document Defect exists or to repurchase or substitute for the aggregate Cross-Collateralized Mortgage Loans or Mortgaged Properties.

            To the extent that the Seller repurchases or substitutes for an affected Cross-Collateralized Mortgage Loan or Mortgaged Property in the manner prescribed above while the Trustee continues to hold any related Cross-Collateralized Mortgage Loans, the Seller and the Depositor shall either uncross the repurchased Cross-Collateralized Mortgage Loan or affected Mortgaged Property or, in the case of a Cross-Collateralized Mortgage Loan, forbear from enforcing any remedies against the other's Primary Collateral (as defined below), but each is permitted to exercise remedies against the Primary Collateral securing its respective affected Cross-Collateralized Mortgage Loans or Mortgaged Properties, including, with respect to the Trustee, the Primary Collateral securing Mortgage Loans still held by the Trustee, so long as such exercise does not impair the ability of the other party to exercise its remedies against its Primary Collateral. If the exercise of remedies by one party would impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Cross-Collateralized Mortgage Loans or Mortgaged Properties held by such party, then both parties shall forbear from exercising such remedies until the related loan documents can be modified to remove the threat of impairment as a result of the exercise of remedies. "Primary Collateral" shall mean the Mortgaged Property directly securing a Cross-Collateralized Mortgage Loan excluding, however, any Mortgaged Property as to which the related lien may only be foreclosed upon by exercise of cross-collateralization of such loans.

            Whenever one or more mortgage loans are substituted for a Defective Mortgage Loan as contemplated by this Section 4(c), the Seller shall (i) deliver the related Mortgage File for each such substitute mortgage loan to the Purchaser or its designee, (ii) certify that such substitute mortgage loan satisfies or such substitute mortgage loans satisfy, as the case may be, all of the requirements of the definition of "Qualifying Substitute Mortgage Loan" set forth in the Pooling and Servicing Agreement and (iii) send such certification to the Purchaser or its designee. No mortgage loan may be substituted for a Defective Mortgage Loan as contemplated by this Section 4(c) if the Defective Mortgage Loan to be replaced was itself a Replacement Mortgage Loan, in which case, absent correction or cure, in all material respects, of the relevant Material Breach or Material Document Defect, the Defective Mortgage Loan will be required to be repurchased as contemplated hereby. Monthly Payments due with respect to each Replacement Mortgage Loan (if any) after the related date of substitution, and Monthly Payments due with respect to each Defective Mortgage Loan (if any) after the Cut-off Date (or, in the case of a Replacement Mortgage Loan, after the date on which it is added to the Trust Fund) and on or prior to the related date of repurchase or replacement, shall belong to the Purchaser and its successors and assigns. Monthly Payments due with respect to each Replacement Mortgage Loan (if any) on or prior to the related date of substitution, and Monthly Payments due with respect to each Defective Mortgage Loan (if any) after the related date of repurchase or replacement, shall belong to the Seller.

      If any Defective Mortgage Loan is to be repurchased or replaced as contemplated by this Section 4, the Seller shall amend the Mortgage Loan Schedule attached to this Agreement to reflect the removal of the Defective Mortgage Loan and, if applicable, the substitution of the related Replacement Mortgage Loan(s) and shall forward such amended schedule to the Purchaser.

            Except as set forth in Section 4(f), it is understood and agreed that the obligations of the Seller set forth in this Section 4(c) to cure a Material Breach or a Material Document Defect or repurchase or replace the related Defective Mortgage Loan(s), constitute the sole remedies available to the Purchaser with respect to any Breach or Document Defect.

            It shall be a condition to any repurchase or replacement of a Defective Mortgage Loan by the Seller pursuant to this Section 4(c) that the Purchaser shall have executed and delivered such instruments of transfer or assignment then presented to it by the Seller, in each case without recourse, as shall be necessary to vest in the Seller the legal and beneficial ownership of such Defective Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto ), to the extent that such ownership interest was transferred to the Purchaser hereunder.

            (d) Subject to the specific delivery requirements set forth in the Pooling and Servicing Agreement, if the Seller cannot deliver on the Closing Date any document that is required to be part of the Mortgage File for any Mortgage Loan, then:

            (i) the Seller shall use diligent, good faith and commercially reasonable efforts from and after the Closing Date to obtain, and deliver to the Purchaser or its designee, all documents missing from such Mortgage File that were required to be delivered by the Seller;

            (ii) the Seller shall provide the Purchaser with periodic reports regarding its efforts to complete such Mortgage File, such reports to be made on the 90th day following the Closing Date and every 90 days thereafter until the Seller has delivered to the Purchaser or its designee all documents required to be delivered by the Seller as part of such Mortgage File;

            (iii) upon receipt by the Seller from the Purchaser or its designee of any notice of any remaining deficiencies to such Mortgage File as of the 90th day following the Closing Date, the Seller shall reconfirm its obligation to complete such Mortgage File and to correct all deficiencies associated therewith, and, if it fails to do so within 45 days after its receipt of such notice, the Seller shall deliver to the Purchaser or its designee a limited power of attorney (in a form reasonably acceptable to the Seller and the Purchaser) permitting the Purchaser or its designee to execute all endorsements (without recourse) and to execute and, to the extent contemplated by the Pooling and Servicing Agreement, record all instruments or transfer and assignment with respect to the subject Mortgage Loan, together with funds reasonably estimated by the Purchaser to be necessary to cover the costs of such recordation;

            (iv) the Seller shall reimburse the Purchaser and all parties under the Pooling and Servicing Agreement for any out-of-pocket costs and expenses resulting from the Seller's failure to deliver all documents required to be part of such Mortgage File; and

            (v) the Seller shall otherwise use commercially reasonable efforts to cooperate with the Purchaser and any parties under the Pooling and Servicing Agreement in any remedial efforts for which a Document Defect with respect to such Mortgage File would otherwise cause a delay.

            (e) For so long as the Trust is subject to the reporting requirements of the Exchange Act, the Seller shall provide the Purchaser (or with respect to any serviced Companion Loan that is deposited into another securitization, the depositor for such other securitization) and the Trustee with any Additional Form 10-D Disclosure and any Additional Form 10-K Disclosure set forth next to the Purchaser's name on the schedules pertaining to information required by Regulation AB attached to the Pooling and Servicing Agreement, within the time periods set forth in Article XI of the Pooling and Servicing Agreement.

            (f) With respect to any action taken concerning "due-on-sale" or a "due-on-encumbrance" clause as set forth in Section 3.08(a) of the Pooling and Servicing Agreement or a defeasance, any fees or expenses related thereto, including any fee charged by a Rating Agency that is rendering a written confirmation, to the extent that the related loan documents do not permit the lender to require payment of such fees and expenses from the Mortgagor and the Master Servicer or the Special Servicer, as applicable, has requested that the related Mortgagor pay such fees and expenses and such Mortgagor refuses to do so, shall be paid by the Seller.

            SECTION 5. Representations, Warranties and Covenants of the
Purchaser.

            The Purchaser, as of the Closing Date, hereby represents and warrants to, and covenants with, the Seller that:

            (i) The Purchaser is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware.

            (ii) No consent, approval, authorization or order of, or filing or registration with, any state or federal court or governmental agency or body is required for the consummation by the Purchaser of the transactions contemplated herein, except for those consents, approvals, authorizations or orders that previously have been obtained and those filings and registrations that previously have been completed, and except for those filings of loan documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

            (iii) The execution and delivery of this Agreement by the Purchaser, and the performance and compliance with the terms of this agreement by the Purchaser, will not violate the Purchaser's certificate of incorporation or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

            (iv) The Purchaser has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

            (v) This Agreement, assuming due authorization, execution and delivery by the Seller, constitutes a valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

            (vi) The Purchaser is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Purchaser's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

            (vii) No litigation is pending with regard to which the Purchaser has received service of process or, to the best of the Purchaser's knowledge, threatened against the Purchaser which would prohibit the Purchaser from entering into this Agreement or, in the Purchaser's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

            (viii) The Purchaser has not dealt with any broker, investment banker, agent or other person, other than the Underwriters and their affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby.

            SECTION 6. Accountants' Letters.

            The parties hereto shall cooperate with Ernst & Young LLP (the "Accountants") in making available all information and taking all steps reasonably necessary to permit the Accountants to deliver the letters required by the Underwriting Agreement.

            SECTION 7. Closing.

            The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Cadwalader, Wickersham & Taft LLP, 227 West Trade Street, Suite 2400, Charlotte, North Carolina 28202 at 10:00 a.m., Charlotte time, on the Closing Date.

            The Closing shall be subject to each of the following conditions, which can only be waived or modified by mutual consent of the parties hereto.

            (i) All of the representations and warranties of the Seller and of the Purchaser specified in Sections 4 and 5 hereof shall be true and correct as of the Closing Date;

            (ii) All documents specified in Section 8 of this Agreement (the "Closing Documents"), in such forms as are agreed upon and reasonably acceptable to the Purchaser and the Seller, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

            (iii) The Seller shall have delivered and released to the Purchaser, the Trustee or a Custodian, or the Master Servicer shall have received to hold in trust pursuant to the Pooling and Servicing Agreement, as the case may be, all documents and funds required to be so delivered pursuant to Sections 2(c), 2(d) and 2(e) hereof;

            (iv) The result of any examination of the Mortgage Files and Servicing Files for the Mortgage Loans performed by or on behalf of the Purchaser pursuant to Section 3 hereof shall be satisfactory to the Purchaser in its reasonable determination;

            (v) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with, and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

            (vi) The Seller (or an affiliate thereof) shall have paid or agreed to pay all fees, costs and expenses payable to the Purchaser or otherwise pursuant to this Agreement; and

            (vii) Neither the Private Placement Agency Agreement nor the Underwriting Agreement shall have been terminated in accordance with its terms.

            Each party agrees to use its commercially reasonable best efforts to perform its respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

            SECTION 8. Closing Documents.

            (a) The Closing Documents shall consist of the following, and can only be waived and modified by mutual consent of the parties hereto:

            (b) This Agreement, duly executed and delivered by the Purchaser and the Seller, and the Pooling and Servicing Agreement, duly executed and delivered by the Purchaser and all the other parties thereto; and

            (c) An Officer's Certificate executed by an authorized officer of the Seller, in his or her individual capacity, and dated the Closing Date, upon which the Underwriters and BACM may rely, attaching thereto as exhibits the organizational documents of the Seller; and

            (d) Certificate of good standing regarding the Seller from the Comptroller of the Currency, dated not earlier than 30 days prior to the Closing Date; and

            (e) A certificate of the Seller, executed by an executive officer or authorized signatory of the Seller and dated the Closing Date, and upon which the Purchaser, the Underwriters and the Placement Agent may rely to the effect that (i) the representations and warranties of the Seller in the Agreement are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof, and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part required under the Agreement to be performed or satisfied at or prior to the date hereof; and

            (f) A written opinion of counsel for the Seller, subject to such reasonable assumptions and qualifications as may be requested by counsel for the Seller each as reasonably acceptable to counsel for the Purchaser, the Underwriters and the Placement Agent, dated the Closing Date and addressed to the Purchaser, the Underwriters, the Trustee, the Placement Agent and each Rating Agency; and

            (g) Any other opinions of counsel for the Seller reasonably requested by the Rating Agencies in connection with the issuance of the Certificates; and

            (h) Such further certificates, opinions and documents as the Purchaser may reasonably request; and

            (i) The Indemnification Agreement, duly executed by the respective parties thereto; and

            (j) One or more comfort letters from the Accountants dated the date of any free writing prospectus, Prospectus Supplement and Memorandum, respectively, and addressed to, and in form and substance acceptable to the Purchaser and the Underwriters in the case of the free writing prospectus and the Prospectus Supplement and to the Purchaser and the Placement Agent in the case of the Memorandum stating in effect that, using the assumptions and methodology used by the Purchaser, all of which shall be described in such letters, they have recalculated such numbers and percentages relating to the Mortgage Loans set forth in any free writing prospectus, the Prospectus Supplement and the Memorandum, compared the results of their calculations to the corresponding items in any free writing prospectus, the Prospectus Supplement and the Memorandum, respectively, and found each such number and percentage set forth in any free writing prospectus, the Prospectus Supplement and the Memorandum, respectively, to be in agreement with the results of such calculations.

            SECTION 9. Costs.

            The parties hereto acknowledge that all costs and expenses (including the fees of the attorneys) incurred in connection with the transactions contemplated hereunder (including without limitation, the issuance of the Certificates as contemplated by the Pooling and Servicing Agreement) shall be allocated and as set forth in a separate writing between the parties.

            SECTION 10. Notices.

            All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed, by registered mail, postage prepaid, by overnight mail or courier service, or transmitted by facsimile and confirmed by a similar mailed writing, if to the Purchaser, addressed to Banc of America Commercial Mortgage Inc., 214 North Tryon Street, NC1-027-22-03, Charlotte, North Carolina 28255, Attention:
Stephen Hogue, telecopy number: (704) 386-1094 (with copies to Paul E. Kurzeja, Esq., Assistant General Counsel, at Bank of America Corporate Center, 101 South Tryon Street, 30th Floor, NC1-002-29-01, Charlotte, North Carolina 28255 and to Henry A. LaBrun, Esq., Cadwalader, Wickersham & Taft LLP, 227 West Trade Street, Suite 2400, Charlotte, North Carolina 28202), or such other address as may hereafter be furnished to the Seller in writing by the Purchaser; if to the Seller, addressed to Bank of America, National Association, 214 North Tryon Street, NC1-027-22-03, Charlotte, North Carolina 28255, Attention: Stephen L. Hogue, telecopy number: (704) 386-1094 (with copies to Paul E. Kurzeja, Esq., Assistant General Counsel, at Bank of America Corporate Center, 101 South Tryon Street, 30th Floor, NC1-002-29-01, Charlotte, North Carolina 28255 and to Henry
A. LaBrun, Esq., Cadwalader, Wickersham & Taft LLP, 227 West Trade Street, Suite 2400, Charlotte, North Carolina 28202), or to such other addresses as may hereafter be furnished to the Purchaser by the Seller in writing.

            SECTION 11. Representations, Warranties and Agreements to Survive Delivery.

            All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser or, at the direction of the Purchaser, to the Trustee.

            SECTION 12. Severability of Provisions.

            Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

            SECTION 13. Counterparts.

            This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

            SECTION 14. GOVERNING LAW.

            THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES (OTHER THAN TITLE 14 OF ARTICLE 5 OF THE NEW YORK GENERAL OBLIGATIONS LAW, PURSUANT TO WHICH THE PARTIES HERETO HAVE CHOSEN THE LAWS OF THE STATE OF NEW YORK AS THE GOVERNING LAW OF THIS AGREEMENT). TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, EACH OF THE PURCHASER AND THE SELLER HEREBY IRREVOCABLY
(I) SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE AND FEDERAL COURTS SITTING IN NEW YORK CITY WITH RESPECT TO MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT; (II) AGREES THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURTS; (III) WAIVES, TO THE FULLEST POSSIBLE EXTENT, THE DEFENSE OF AN INCONVENIENT FORUM; AND (IV) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

            SECTION 15. Further Assurances.

            The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

            SECTION 16. Successors and Assigns.

            The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. In connection with its transfer of the Mortgage Loans to the Trust as contemplated by the recitals hereto, the Purchaser shall have the right to assign its rights and obligations under this Agreement to the Trustee for the benefit of the Certificateholders. To the extent of any such assignment, the Trustee or its designee (including, without limitation, the Special Servicer) shall be deemed to be the Purchaser hereunder with the right for the benefit of the Certificateholders to enforce the obligations of the Seller under this Agreement as contemplated by Section 2.03 of the Pooling and Servicing Agreement. In connection with the transfer of any Mortgage Loan by the Trust as contemplated by the terms of the Pooling and Servicing Agreement, the Trustee, for the benefit of the Certificateholders, is expressly authorized to assign its rights and obligations under this Agreement, in whole or in part, to the transferee of such Mortgage Loan. To the extent of any such assignment, such transferee shall be deemed to be the Purchaser hereunder (but solely with respect to such Mortgage Loan that was transferred to it). Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, and their permitted successors and assigns.

            SECTION 17. Amendments.

            No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party against whom such waiver or modification is sought to be enforced.

            SECTION 18. Intention Regarding Conveyance of Mortgage Loans.

            The parties hereto intend that the conveyance by the Seller agreed to be made hereby shall be, and be construed as a sale by the Seller of all of the Seller's right, title and interest in and to the Mortgage Loans. It is, further, not intended that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, as the case may be. However, in the event that notwithstanding the intent of the parties, the Mortgage Loans are held to be property of the Seller, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans, then it is intended that, (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; and (ii) the conveyance provided for in this Section shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of its right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to
(A) the Mortgage Notes, the Mortgages, any related insurance policies and all other documents in the related Mortgage Files, (B) all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof (other than scheduled payments of interest and principal due on or before the Cut-off Date) and (C) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, whether in the form of cash, instruments, securities or other property. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement. In connection herewith, the Purchaser shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction.

            SECTION 19. Cross-Collateralized Mortgage Loans.

            Notwithstanding anything herein to the contrary, it is hereby acknowledged that certain groups of Mortgage Loans are, in the case of each such particular group of Mortgage Loans (each a "Cross-Collateralized Set"), by their terms, cross-defaulted and cross-collateralized. Each Cross-Collateralized Set is identified on the Mortgage Loan Schedule. For purposes of reference, the Mortgaged Property that relates or corresponds to any of the Mortgage Loans referred to in this Section 19 shall be the property identified in the Mortgage Loan Schedule as corresponding thereto. The provisions of this Agreement, including without limitation, each of the representations and warranties set forth in Schedule II hereto and each of the capitalized terms used but not defined herein but defined in the Pooling and Servicing Agreement, shall be interpreted in a manner consistent with this Section 19. In addition, if there exists with respect to any Cross-Collateralized Set only one original of any document referred to in the definition of "Mortgage File" in the Pooling and Servicing Agreement and covering all the Mortgage Loans in such Cross-Collateralized Set, then the inclusion of the original of such document in the Mortgage File for any of the Mortgage Loans in such Cross-Collateralized Set shall be deemed an inclusion of such original in the Mortgage File for each such Mortgage Loan. "Cross-Collateralized Mortgage Loan" shall mean any Mortgage Loan that is cross-collateralized and cross-defaulted with one or more other Mortgage Loans.

            SECTION 20. Entire Agreement.

            Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

            SECTION 21. WAIVER OF TRIAL BY JURY.

            THE PARTIES HERETO HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

            SECTION 22. Miscellaneous.

            Notwithstanding any contrary provision of this Agreement or the Pooling and Servicing Agreement, the Purchaser shall not consent to any amendment of the Pooling and Servicing Agreement which will increase the obligations of, or otherwise materially adversely affect the Seller without the consent of the Seller.


                    [SIGNATURES COMMENCE ON THE FOLLOWING PAGE]

            IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.


                                       BANK OF AMERICA, NATIONAL ASSOCIATION



                                       By: /s/ Stephen L. Hogue
                                          -----------------------------------
                                          Name: Stephen L. Hogue
                                          Title: Principal


                                       BANC OF AMERICA COMMERCIAL MORTGAGE
                                          INC.



                                       By: /s/ John S. Palmer
                                          -----------------------------------
                                          Name: John S. Palmer
                                          Title: Vice President

                                   SCHEDULE I

                             MORTGAGE LOAN SCHEDULE



Sequence   Loan Number   Loan Seller       Property Name
--------   -----------   ---------------   --------------------------------------
       1       3406454   Bank of America   Collier Center
       2       3407000   Bank of America   Sawgrass Mills
       3       3407568   Bank of America   Arundel Mills
       4       3407712   Bank of America   Summit Office Campus
       5       3406564   Bank of America   Smith Barney Building
       6       3406741   Bank of America   708 Third Avenue
       7       3403670   Bank of America   Green Oak Village Place
       8       3400666   Bank of America   Visconti
       9       3408214   Bank of America   Sherman Oaks Marriott
      10       3407789   Bank of America   4000 Wisconsin Avenue
      11       3404603   Bank of America   Nyberg Woods Shopping Center
      12       3404396   Bank of America   West Hartford Portfolio
      13       3406633   Bank of America   500 Virginia Drive
      14       3403292   Bank of America   Midway Business Center
      15       3405433   Bank of America   Blanton Commons
      16       3405207   Bank of America   Eastern Silverado Center
      17       3402394   Bank of America   Lake Pleasant Pavilion

      18        Rollup   Bank of America   CVS Portfolio
    18.1       3406312   Bank of America   CVS Portfolio Louisiana
    18.2       3405982   Bank of America   CVS Portfolio Texas
    18.3       3406313   Bank of America   CVS - Gulfport

      19       3406008   Bank of America   Northampton Village I
      20       3404906   Bank of America   4055 10th Avenue
      21       3403431   Bank of America   The Pointe at Bridgeport
      22       3402195   Bank of America   450 7th Avenue
      23         59739   Bank of America   Ramona Expressway
      24       3406190   Bank of America   Simply Self Storage Portfolio II
      25       3405620   Bank of America   Cypress I
      26       3408015   Bank of America   The Sherwood Corporate Center
      27       3405735   Bank of America   2404 Wilshire Lofts
      28       3405163   Bank of America   Alton Woods Apartments
      29       3405632   Bank of America   Holiday Inn San Antonio
      30       3406011   Bank of America   South Slope
      31       3407193   Bank of America   Beacon Hotel
      32       3407104   Bank of America   North Benson Center
      33       3406143   Bank of America   Cincinnati MOB Portfolio
      34       3407315   Bank of America   2 Overhill Road
      35       3402986   Bank of America   Bella Sonoma Apartments II
      36       3407581   Bank of America   Northbelt Corporate Center
      37       3405205   Bank of America   Richmar Plaza
      38       3401602   Bank of America   Sam Moon Retail Center
      39       3405991   Bank of America   Stock Building Supply
      40       3404354   Bank of America   Issaquah Highlands Town Center
      41       3401239   Bank of America   Margarita Crossings

      42        Rollup   Bank of America   Walgreens CO Portfolio
    42.1       3408177   Bank of America   Walgreens - Ft. Collins
    42.2       3407481   Bank of America   Walgreens - Arvada
    42.3       3408175   Bank of America   Walgreens - Niles
    42.4       3408176   Bank of America   Walgreens - Evans

      43       3409042   Bank of America   2285 Longport Court
      44       3406690   Bank of America   Midtown Retail
      45       3402665   Bank of America   DTI- The Heritage Apartments
      46         24130   Bank of America   Budget Storage Portfolio I
      47       3407919   Bank of America   Gander Mountain Waukesha
      48       3407751   Bank of America   Friar's Village Shopping Center
      49       3408309   Bank of America   Hancock Plaza
      50       3405162   Bank of America   Salisbury Green Apartments
      51       3407545   Bank of America   Harwin-Point West
      52       3409100   Bank of America   Del Paso Retail
      53       3405948   Bank of America   Colonnade at Kings Grant
      54         25129   Bank of America   Budget Storage Portfolio II
      55       3406736   Bank of America   Superior Self Storage
      56         21902   Bank of America   Monroe Medical Office
      57         24785   Bank of America   Wingate Inn - DFW
      58         24017   Bank of America   Goshen Village Shoppes
      59         19289   Bank of America   Lockaway Storage - Sunnyvale
      60       3408565   Bank of America   Bridgeport Shopping Center
      61         23796   Bank of America   Stone Canyon
      62       3408299   Bank of America   Del Sol Inn
      63       3405720   Bank of America   Rite Aid (Dallas) - Shavertown, PA
      64         24550   Bank of America   Holiday Inn Express - Humble
      65       3408543   Bank of America   Olde Towne Marketplace
      66         18885   Bank of America   Pavilion Medical Center-Carolina Beach
      67         23368   Bank of America   Big Bend Office
      68       3406286   Bank of America   Rite Aid - East Stroudsburg, PA
      69       3404896   Bank of America   Cliffbrook Condominiums
      70         21261   Bank of America   Broadway Plaza Retail Center
      71       3409088   Bank of America   Frontier Dental
      72       3407946   Bank of America   1247 Ward Avenue
      73       3407103   Bank of America   Walgreens - Youngstown
      74       3405234   Bank of America   Summit Apartments - San Marcos, TX
      75       3409024   Bank of America   River Place Office
      76       3407233   Bank of America   Greenbriar Student Housing
      77         24152   Bank of America   Best Western-Greenville
      78       3406099   Bank of America   801 Lexington Avenue
      79       3408844   Bank of America   Indianapolis Enterprise Center
      80         21632   Bank of America   University Gateway North
      81       3407968   Bank of America   1010 Executive Center
      82       3405857   Bank of America   1093 Broadway
      83         19364   Bank of America   Circleville Medical Mall
      84       3407883   Bank of America   Sovereign Bank Building
      85         21114   Bank of America   McMinnville Medical Building
      86       3407843   Bank of America   Sunbelt Rentals
      87       3408238   Bank of America   CVS - Federal Hill
      88         23549   Bank of America   PostJones Office
      89       3407811   Bank of America   Silver Creek Apartments
      90         22216   Bank of America   Vista Del Lago
      91       3407016   Bank of America   A-1 Personal Storage
      92         22594   Bank of America   1200 Ashland Office
      93       3406360   Bank of America   Airpark - North 77th Street
      94         25133   Bank of America   Horsepen Retail Center
      95         23213   Bank of America   Kanis Business Park
                                           Total


Sequence   Street Address                                                              City
--------   -------------------------------------------------------------------------   ----------------------
       1   201 East Washington Street                                                  Phoenix
       2   12801 West Sunrise Boulevard                                                Sunrise
       3   7000 Arundel Mills Circle                                                   Hanover
       4   777 Northwest Blue Parkway and 800 Northwest Chipman Road                   Lees Summit
       5   4350 La Jolla Village Drive                                                 San Diego
       6   708 Third Avenue                                                            New York
       7   9608 Village Place Boulevard                                                Brighton
       8   1221 West 3rd Street                                                        Los Angeles
       9   15433 Ventura Boulevard                                                     Sherman Oaks
      10   4000 Wisconsin Avenue Northwest                                             Washington
      11   7041 Southwest Nyberg Street                                                Tualatin
      12   Various                                                                     Hartford
      13   500 Virginia Drive                                                          Fort Washington
      14   5248-5380 South Cicero; 5455-5645 South Archer; 5333-5353 South Laramie     Chicago
      15   1505 Lankford Drive                                                         Valdosta
      16   9460-9500 South Eastern Boulevard                                           Las Vegas
      17   24790 North Lake Pleasant Road                                              Peoria

      18   Various                                                                     Various
    18.1   Various                                                                     Various
    18.2   Various                                                                     Various
    18.3   2424 25th Avenue                                                            Gulfport

      19   103 Kathann Drive                                                           Hampton
      20   4055 10th Avenue                                                            New York
      21   7174 Southwest Hazel Fern Road                                              Tigard
      22   450 7th Avenue                                                              New York
      23   1271 North State Street                                                     San Jacinto
      24   Various                                                                     Various
      25   10805 Holder Street and 5785 Corporate Avenue                               Cypress
      26   15 Andrea Road; 90, 91, 100 and 101 Colin Drive                             Holbrook
      27   2404 Wilshire Boulevard                                                     Los Angeles
      28   241 Loudon Road                                                             Concord
      29   318 West Durango Boulevard                                                  San Antonio
      30   5950 Westower Court                                                         Richmond
      31   720 Ocean Drive                                                             Miami Beach
      32   10623 Southeast Carr Road                                                   Renton
      33   Various                                                                     Various
      34   2 Overhill Road                                                             Scarsdale
      35   2313 62nd Avenue East                                                       Fife
      36   2350 North Sam Houston Parkway East                                         Houston
      37   9555, 9595 and 2205 Richmar Avenue                                          Las Vegas
      38   17937-17947 Interstate Highway 45                                           Shenandoah
      39   3300 Business Center Drive                                                  Chesapeake
      40   1200 10th Avenue Northeast                                                  Issaquah
      41   29025 Overland Drive                                                        Temecula

      42   Various                                                                     Various
    42.1   2190 West Drake Road                                                        Ft. Collins
    42.2   6603 Wadsworth Boulevard                                                    Arvada
    42.3   5027 Youngstown Road                                                        Niles
    42.4   3700 35th Avenue                                                            Evans

      43   2285 Longport Court                                                         Elk Grove
      44   1407 East 3rd Street, 220 South Independence Boulevard, 125 Cherry Street   Charlotte
      45   3002 4th Street                                                             Lubbock
      46   Various                                                                     Various
      47   2440 East Moreland Boulevard                                                Waukesha
      48   10406, 10410, 10450 and 10460 Friars Road                                   San Diego
      49   4827 East Greenway Road                                                     Scottsdale
      50   203 Loudon Road                                                             Concord
      51   10161, 10165, 10175 Harwin Drive                                            Houston
      52   1850 Del Paso Road                                                          Sacramento
      53   8520-8532 Pit Stop Court                                                    Concord
      54   Various                                                                     Various
      55   2600 Cambridge Road                                                         Cameron Park
      56   14692 179th Avenue Southeast                                                Monroe
      57   8220 Esters Boulevard                                                       Irving
      58   4542 Elkhart Road                                                           Elkhart
      59   220 West Ahwanee Avenue                                                     Sunnyvale
      60   1622 Lincoln Highway East                                                   Lancaster
      61   7293 West Sahara Avenue                                                     Las Vegas
      62   1604 South Harbor Boulevard                                                 Anaheim
      63   194 North Memorial Highway                                                  Shavertown
      64   7014 Will Clayton Parkway                                                   Humble
      65   1501-1503 London Boulevard                                                  Portsmouth
      66   1328 North Lake Park Boulevard                                              Carolina Beach
      67   910 & 914 Harrison Avenue                                                   Panama City
      68   112 North Courtland Street                                                  East Stroudsburg
      69   7965 Cliffbrook Drive                                                       Dallas
      70   1205-1233 South Broadway Avenue                                             Boise
      71   3820-3828 Sepulveda Boulevard                                               Torrance
      72   1247 Ward Avenue                                                            West Chester
      73   2249 Youngstown Warren Road                                                 Niles
      74   1348 Thorpe Lane                                                            San Marcos
      75   2111 Parkway Office Circle                                                  Hoover
      76   516 East Merry Street, 519 Ridge Street and 542 Frazee Avenue               Bowling Green
      77   5009 Pelham Road                                                            Greenville
      78   801 Lexington Avenue                                                        Lakewood
      79   55 South State Street                                                       Indianapolis
      80   2106-2124 North High Street                                                 Columbus
      81   1010 US Route 112                                                           Port Jefferson Station
      82   1093 Broadway                                                               Saugus
      83   140 Morris Road                                                             Circleville
      84   459 Broadway                                                                Everett
      85   235, 345 & 375 Southeast Norton Lane                                        McMinnville
      86   11002 & 11004 Blasius Road                                                  Jacksonville
      87   1000 South Charles Street                                                   Baltimore
      88   6325 South Jones Boulevard                                                  Las Vegas
      89   2605 South First Street                                                     Lufkin
      90   503 West 6th Street                                                         Irving
      91   10120 Durant Road                                                           Raleigh
      92   1200 North Ashland Avenue                                                   Chicago
      93   16066 North 77th Street                                                     Scottsdale
      94   6316 Horsepen Road and 6313 Rigsby Road                                     Richmond
      95   1200 & 1202 Business Park Drive                                             Little Rock


Sequence   State     Zip Code   Mortgage Rate    Amortization Basis   Original Balance   Cut-off Date Balance
--------   -------   --------   -------------    ------------------   ----------------   --------------------
       1   AZ           85004           6.245%   Actual/360               $144,500,000           $144,500,000
       2   FL           33323           5.820%   Actual/360               $132,647,059           $132,647,059
       3   MD           21076           6.140%   Actual/360               $128,333,333           $128,333,333
       4   MO           64086           6.250%   Actual/360               $120,000,000           $120,000,000
       5   CA           92122           5.605%   Actual/360                $99,600,000            $99,600,000
       6   NY           10017           5.903%   Actual/360                $72,000,000            $72,000,000
       7   MI           48116           5.435%   Actual/360                $67,525,000            $67,525,000
       8   CA           90017           5.574%   Actual/360                $64,500,000            $64,500,000
       9   CA           91403           6.403%   Actual/360                $55,000,000            $55,000,000
      10   DC           20016           6.325%   Actual/360                $53,000,000            $53,000,000
      11   OR           97062           5.555%   Actual/360                $41,000,000            $41,000,000
      12   CT         Various           6.019%   Actual/360                $37,179,141            $37,179,141
      13   PA           19034           5.854%   Actual/360                $31,450,000            $31,450,000
      14   IL           60638           6.802%   Actual/360                $30,535,188            $30,535,188
      15   GA           31601           6.334%   Actual/360                $29,000,000            $29,000,000
      16   NV           89123           6.610%   Actual/360                $28,500,000            $28,500,000
      17   AZ           85383           6.093%   Actual/360                $28,250,000            $28,250,000

      18   Various    Various                                              $26,500,000            $26,500,000
    18.1   LA         Various           5.530%   Actual/360                $12,717,500            $12,717,500
    18.2   TX         Various           5.530%   Actual/360                $12,060,000            $12,060,000
    18.3   MS           39501           5.530%   Actual/360                 $1,722,500             $1,722,500

      19   VA           23605           5.592%   Actual/360                $25,850,000            $25,850,000
      20   NY           10034           5.795%   Actual/360                $25,500,000            $25,500,000
      21   OR           97224           5.694%   Actual/360                $25,000,000            $25,000,000
      22   NY           10001           6.203%   Actual/360                $25,000,000            $24,976,063
      23   CA           92583           5.869%   Actual/360                $23,800,000            $23,800,000
      24   Various    Various           5.741%   Actual/360                $21,376,000            $21,376,000
      25   CA           90630           6.414%   Actual/360                $21,000,000            $21,000,000
      26   NY           11741           6.398%   Actual/360                $18,000,000            $18,000,000
      27   CA           90057           6.284%   Actual/360                $17,250,000            $17,250,000
      28   NH           03301           5.450%   Actual/360                $17,000,000            $16,964,934
      29   TX           78204           6.204%   Actual/360                $16,248,693            $16,248,693
      30   VA           23225           5.592%   Actual/360                $15,400,000            $15,400,000
      31   FL           33139           6.541%   Actual/360                $14,775,000            $14,737,727
      32   WA           98055           6.500%   Actual/360                $14,450,000            $14,450,000
      33   OH         Various           5.989%   Actual/360                $14,290,000            $14,290,000
      34   NY           10583           6.651%   Actual/360                $14,000,000            $14,000,000
      35   WA           98424           6.205%   Actual/360                $13,700,000            $13,700,000
      36   TX           77032           6.465%   Actual/360                $13,600,000            $13,600,000
      37   NV           89123           6.724%   Actual/360                $13,500,000            $13,500,000
      38   TX           77385           6.750%   Actual/360                $12,500,000            $12,500,000
      39   VA           23323           5.531%   Actual/360                $12,450,000            $12,450,000
      40   WA           98029           5.836%   Actual/360                $12,000,000            $12,000,000
      41   CA           92591           5.974%   Actual/360                $11,850,000            $11,850,000

      42   Various    Various                                              $11,600,000            $11,600,000
    42.1   CO           80526           6.074%   Actual/360                 $3,800,000             $3,800,000
    42.2   CO           80003           6.074%   Actual/360                 $3,300,000             $3,300,000
    42.3   OH           44446           6.074%   Actual/360                 $2,300,000             $2,300,000
    42.4   CO           80620           6.074%   Actual/360                 $2,200,000             $2,200,000

      43   CA           95758           6.636%   Actual/360                $10,900,000            $10,900,000
      44   NC           28204           6.246%   Actual/360                $10,000,000            $10,000,000
      45   TX           79415           5.610%   Actual/360                $10,000,000             $9,895,171
      46   PA         Various           6.918%   Actual/360                 $8,810,000             $8,810,000
      47   WI           53186           6.528%   30/360                     $8,800,000             $8,800,000
      48   CA           92120           6.403%   Actual/360                 $8,700,000             $8,700,000
      49   AZ           85254           6.544%   Actual/360                 $8,472,000             $8,461,905
      50   NH           03301           5.450%   Actual/360                 $8,000,000             $7,983,498
      51   TX           77036           6.301%   Actual/360                 $7,500,000             $7,500,000
      52   CA           95834           6.456%   Actual/360                 $7,400,000             $7,400,000
      53   NC           28027           5.551%   Actual/360                 $7,342,500             $7,342,500
      54   PA           18103           6.918%   Actual/360                 $7,050,000             $7,050,000
      55   CA           95682           6.912%   Actual/360                 $7,000,000             $7,000,000
      56   WA           98272           5.832%   Actual/360                 $6,930,000             $6,930,000
      57   TX           75063           6.548%   Actual/360                 $6,750,000             $6,739,111
      58   IN           46517           5.808%   Actual/360                 $6,300,000             $6,300,000
      59   CA           94085           6.655%   Actual/360                 $6,240,000             $6,234,527
      60   PA           17602           6.386%   Actual/360                 $6,000,000             $5,994,455
      61   NV           89117           6.150%   Actual/360                 $5,000,000             $5,000,000
      62   CA           92802           6.432%   Actual/360                 $5,000,000             $4,991,713
      63   PA           18708           6.185%   Actual/360                 $4,800,000             $4,791,582
      64   TX           77338           6.920%   Actual/360                 $4,762,000             $4,750,955
      65   VA           23704           6.519%   Actual/360                 $4,525,000             $4,525,000
      66   NC           28428           6.078%   Actual/360                 $4,500,000             $4,471,720
      67   FL           32401           5.798%   Actual/360                 $4,530,000             $4,471,226
      68   PA           18301           5.865%   Actual/360                 $4,400,000             $4,400,000
      69   TX           75254           5.992%   Actual/360                 $4,344,000             $4,344,000
      70   ID           83706           6.701%   Actual/360                 $4,000,000             $4,000,000
      71   CA           90505           6.925%   Actual/360                 $3,823,000             $3,823,000
      72   PA           19380           6.466%   Actual/360                 $3,920,000             $3,920,000
      73   OH           44446           6.376%   Actual/360                 $3,880,800             $3,867,698
      74   TX           78666           5.828%   Actual/360                 $3,840,000             $3,840,000
      75   AL           35244           6.692%   Actual/360                 $3,750,000             $3,750,000
      76   OH           43402           6.258%   Actual/360                 $3,750,000             $3,746,447
      77   SC           29615           6.822%   Actual/360                 $3,400,000             $3,368,231
      78   NJ           08701           5.613%   Actual/360                 $3,230,000             $3,230,000
      79   IN           46201           6.805%   Actual/360                 $3,194,000             $3,191,280
      80   OH           43201           6.480%   Actual/360                 $3,100,000             $3,100,000
      81   NY           11776           6.546%   Actual/360                 $3,000,000             $3,000,000
      82   MA           01906           6.375%   Actual/360                 $3,000,000             $2,994,962
      83   OH           43113           6.570%   Actual/360                 $2,900,000             $2,900,000
      84   MA           02149           6.722%   Actual/360                 $2,798,000             $2,798,000
      85   OR           97128           6.696%   Actual/360                 $2,800,000             $2,793,173
      86   FL           32226           6.341%   Actual/360                 $2,730,000             $2,730,000
      87   MD           21230           6.349%   Actual/360                 $2,700,000             $2,700,000
      88   NV           89118           6.770%   Actual/360                 $2,700,000             $2,695,866
      89   TX           75901           6.238%   Actual/360                 $2,582,983             $2,573,984
      90   TX           75060           5.814%   Actual/360                 $2,260,000             $2,237,267
      91   NC           27614           6.627%   Actual/360                 $1,949,000             $1,944,175
      92   IL           60622           6.100%   Actual/360                 $1,920,000             $1,909,593
      93   AZ           85260           6.056%   Actual/360                 $1,800,000             $1,794,959
      94   VA           23226           6.990%   Actual/360                 $1,235,000             $1,235,000
      95   AR           72204           6.402%   Actual/360                 $1,106,000             $1,101,448
                                                                                               $1,858,595,584


Sequence   Remaining Term To Stated Maturity (months)   Stated Maturity Date   Due Date   Monthly Payment
--------   ------------------------------------------   --------------------   --------   ---------------
       1                                          115   7/1/2017               First              762,447
       2                                           79   7/1/2014               First              652,273
       3                                           80   8/1/2014               First              781,012
       4                                          117   9/1/2017               First              738,861
       5                                          118   10/1/2017              First              471,692
       6                                          174   6/1/2022               First              427,197
       7                                          109   1/1/2017               First              377,832
       8                                           50   2/1/2012               First              303,764
       9                                          120   12/1/2017              First              344,136
      10                                          124   4/1/2018               First              283,234
      11                                          120   12/1/2017              First              192,432
      12                                           51   3/1/2012               First              223,371
      13                                           54   6/1/2012               First              155,554
      14                                           60   12/1/2012              First              199,107
      15                                          116   8/1/2017               First              180,145
      16                                          118   10/1/2017              First              182,206
      17                                          118   10/1/2017              First              171,066

      18
    18.1                                          114   6/1/2017               First               72,448
    18.2                                          114   6/1/2017               First               68,703
    18.3                                          114   6/1/2017               First                9,813

      19                                          113   5/1/2017               First              122,134
      20                                          118   10/1/2017              First              124,854
      21                                          117   9/1/2017               First              120,273
      22                                          119   11/1/2017              First              153,166
      23                                          118   10/1/2017              First              140,687
      24                                          113   5/1/2017               First              103,694
      25                                          119   11/1/2017              First              131,549
      26                                          119   11/1/2017              First               97,303
      27                                          120   12/1/2017              First              106,593
      28                                          118   10/1/2017              First               95,992
      29                                          115   7/1/2017               First               99,560
      30                                          113   5/1/2017               First               72,761
      31                                          117   9/1/2017               First               93,787
      32                                          118   10/1/2017              First               91,334
      33                                           80   8/1/2014               First               72,310
      34                                          118   10/1/2017              First               78,673
      35                                          119   11/1/2017              First               83,953
      36                                           60   12/1/2012              First               85,648
      37                                          118   10/1/2017              First               87,328
      38                                          121   1/1/2018               First               95,046
      39                                          113   5/1/2017               First               58,181
      40                                          115   7/1/2017               First               70,686
      41                                          117   9/1/2017               First               70,849

      42
    42.1                                          117   9/1/2017               First               19,501
    42.2                                          117   9/1/2017               First               16,935
    42.3                                          117   9/1/2017               First               11,804
    42.4                                          117   9/1/2017               First               11,290

      43                                          121   1/1/2018               First               69,873
      44                                          116   8/1/2017               First               61,546
      45                                          110   2/1/2017               First               57,471
      46                                          117   9/1/2017               First               58,129
      47                                           82   10/1/2014              First               47,872
      48                                          117   9/1/2017               First               54,436
      49                                          119   11/1/2017              First               56,296
      50                                          118   10/1/2017              First               45,172
      51                                          116   8/1/2017               First               46,428
      52                                          120   12/1/2017              First               46,559
      53                                          114   6/1/2017               First               41,925
      54                                          117   9/1/2017               First               46,516
      55                                          117   9/1/2017               First               46,156
      56                                          114   6/1/2017               First               40,803
      57                                          118   10/1/2017              First               42,878
      58                                          115   7/1/2017               First               30,916
      59                                          119   11/1/2017              First               40,079
      60                                          119   11/1/2017              First               37,475
      61                                          114   6/1/2017               First               30,461
      62                                          118   10/1/2017              First               31,380
      63                                          118   10/1/2017              First               29,352
      64                                          117   9/1/2017               First               31,426
      65                                          117   9/1/2017               First               28,658
      66                                          113   5/1/2017               First               27,206
      67                                          114   6/1/2017               First               31,929
      68                                          120   12/1/2017              First               26,000
      69                                          117   9/1/2017               First               26,022
      70                                          117   9/1/2017               First               25,814
      71                                          121   1/1/2018               First               25,242
      72                                          119   11/1/2017              First               24,688
      73                                          116   8/1/2017               First               24,214
      74                                          111   3/1/2017               First               22,600
      75                                          119   11/1/2017              First               24,177
      76                                          119   11/1/2017              First               23,109
      77                                          115   7/1/2017               First               25,998
      78                                          114   6/1/2017               First               18,569
      79                                          119   11/1/2017              First               20,833
      80                                          118   10/1/2017              First               20,893
      81                                          119   11/1/2017              First               19,053
      82                                          118   10/1/2017              First               18,716
      83                                          120   12/1/2017              First               18,464
      84                                           81   9/1/2014               First               18,096
      85                                          117   9/1/2017               First               18,060
      86                                          120   12/1/2017              First               16,970
      87                                          112   4/1/2017               First               16,799
      88                                          118   10/1/2017              First               17,548
      89                                          116   8/1/2017               First               15,884
      90                                          110   2/1/2017               First               13,281
      91                                          117   9/1/2017               First               12,482
      92                                           54   6/1/2012               First               11,635
      93                                          117   9/1/2017               First               10,857
      94                                          120   12/1/2017              First                8,721
      95                                          115   7/1/2017               First                6,920


Sequence   Administrative Fee Rate    Primary Servicing Fee Rate    Master Servicing Fee Rate    Ownership Interest
--------   -----------------------    --------------------------    -------------------------    ------------------
       1                     0.081%                        0.060%                       0.020%   Leasehold
       2                     0.031%                        0.010%                       0.020%   Fee
       3                     0.071%                        0.050%                       0.020%   Fee
       4                     0.081%                        0.060%                       0.020%   Leasehold
       5                     0.081%                        0.060%                       0.020%   Fee
       6                     0.081%                        0.060%                       0.020%   Fee
       7                     0.081%                        0.060%                       0.020%   Fee
       8                     0.051%                        0.030%                       0.020%   Fee
       9                     0.081%                        0.060%                       0.020%   Fee
      10                     0.081%                        0.060%                       0.020%   Leasehold
      11                     0.051%                        0.030%                       0.020%   Leasehold
      12                     0.051%                        0.030%                       0.020%   Fee
      13                     0.051%                        0.030%                       0.020%   Fee
      14                     0.051%                        0.030%                       0.020%   Fee
      15                     0.051%                        0.030%                       0.020%   Fee
      16                     0.051%                        0.030%                       0.020%   Fee
      17                     0.051%                        0.030%                       0.020%   Fee

      18                                                                                         Fee
    18.1                     0.041%                        0.020%                       0.020%   Fee
    18.2                     0.041%                        0.020%                       0.020%   Fee
    18.3                     0.041%                        0.020%                       0.020%   Fee

      19                     0.051%                        0.030%                       0.020%   Fee
      20                     0.051%                        0.030%                       0.020%   Fee
      21                     0.071%                        0.050%                       0.020%   Fee
      22                     0.051%                        0.030%                       0.020%   Fee
      23                     0.051%                        0.030%                       0.020%   Fee
      24                     0.051%                        0.030%                       0.020%   Fee
      25                     0.051%                        0.030%                       0.020%   Fee
      26                     0.051%                        0.030%                       0.020%   Fee
      27                     0.051%                        0.030%                       0.020%   Fee
      28                     0.051%                        0.030%                       0.020%   Fee
      29                     0.051%                        0.030%                       0.020%   Leasehold
      30                     0.051%                        0.030%                       0.020%   Fee
      31                     0.051%                        0.030%                       0.020%   Fee
      32                     0.051%                        0.030%                       0.020%   Fee
      33                     0.051%                        0.030%                       0.020%   Leasehold
      34                     0.051%                        0.030%                       0.020%   Fee
      35                     0.051%                        0.030%                       0.020%   Fee
      36                     0.051%                        0.030%                       0.020%   Fee
      37                     0.051%                        0.030%                       0.020%   Fee
      38                     0.051%                        0.030%                       0.020%   Fee
      39                     0.051%                        0.030%                       0.020%   Fee
      40                     0.051%                        0.030%                       0.020%   Fee
      41                     0.051%                        0.030%                       0.020%   Fee

      42                                                                                         Fee
    42.1                     0.051%                        0.030%                       0.020%   Fee
    42.2                     0.051%                        0.030%                       0.020%   Fee
    42.3                     0.051%                        0.030%                       0.020%   Fee
    42.4                     0.051%                        0.030%                       0.020%   Fee

      43                     0.051%                        0.030%                       0.020%   Fee
      44                     0.051%                        0.030%                       0.020%   Fee
      45                     0.051%                        0.030%                       0.020%   Fee
      46                     0.041%                        0.020%                       0.020%   Fee
      47                     0.051%                        0.030%                       0.020%   Fee
      48                     0.051%                        0.030%                       0.020%   Fee
      49                     0.051%                        0.030%                       0.020%   Leasehold
      50                     0.051%                        0.030%                       0.020%   Fee
      51                     0.051%                        0.030%                       0.020%   Fee
      52                     0.051%                        0.030%                       0.020%   Fee
      53                     0.091%                        0.070%                       0.020%   Fee
      54                     0.041%                        0.020%                       0.020%   Fee
      55                     0.051%                        0.030%                       0.020%   Fee
      56                     0.041%                        0.020%                       0.020%   Fee
      57                     0.071%                        0.050%                       0.020%   Fee
      58                     0.041%                        0.020%                       0.020%   Fee
      59                     0.071%                        0.050%                       0.020%   Fee
      60                     0.051%                        0.030%                       0.020%   Fee
      61                     0.041%                        0.020%                       0.020%   Fee
      62                     0.051%                        0.030%                       0.020%   Fee
      63                     0.051%                        0.030%                       0.020%   Fee
      64                     0.041%                        0.020%                       0.020%   Fee
      65                     0.051%                        0.030%                       0.020%   Fee
      66                     0.041%                        0.020%                       0.020%   Fee
      67                     0.041%                        0.020%                       0.020%   Fee
      68                     0.051%                        0.030%                       0.020%   Fee
      69                     0.051%                        0.030%                       0.020%   Fee
      70                     0.041%                        0.020%                       0.020%   Fee/Leasehold
      71                     0.051%                        0.030%                       0.020%   Fee
      72                     0.051%                        0.030%                       0.020%   Fee
      73                     0.051%                        0.030%                       0.020%   Fee
      74                     0.091%                        0.070%                       0.020%   Fee
      75                     0.051%                        0.030%                       0.020%   Fee
      76                     0.051%                        0.030%                       0.020%   Fee
      77                     0.101%                        0.080%                       0.020%   Fee
      78                     0.051%                        0.030%                       0.020%   Fee
      79                     0.051%                        0.030%                       0.020%   Fee
      80                     0.041%                        0.020%                       0.020%   Fee
      81                     0.051%                        0.030%                       0.020%   Fee
      82                     0.051%                        0.030%                       0.020%   Fee
      83                     0.081%                        0.060%                       0.020%   Fee
      84                     0.051%                        0.030%                       0.020%   Fee
      85                     0.041%                        0.020%                       0.020%   Fee
      86                     0.051%                        0.030%                       0.020%   Fee
      87                     0.051%                        0.030%                       0.020%   Fee
      88                     0.041%                        0.020%                       0.020%   Fee
      89                     0.051%                        0.030%                       0.020%   Fee
      90                     0.101%                        0.080%                       0.020%   Fee
      91                     0.051%                        0.030%                       0.020%   Fee
      92                     0.041%                        0.020%                       0.020%   Fee
      93                     0.051%                        0.030%                       0.020%   Fee
      94                     0.041%                        0.020%                       0.020%   Fee
      95                     0.041%                        0.020%                       0.020%   Fee


Sequence   Cross-Collateralized Loans   Original Amortization (months)   ARD Loan   Grace Period              Loan Group
--------   --------------------------   ------------------------------   --------   -----------------------   ----------
       1   No                                                        0              Interest Only                      1
       2   No                                                        0              Interest Only                      1
       3   No                                                      360              IO, Balloon                        1
       4   No                                                      360              IO, Balloon                        1
       5   No                                                        0              Interest Only                      1
       6   No                                                      360              IO, Balloon                        1
       7   No                                                      360              IO, Balloon                        1
       8   No                                                        0              Interest Only                      2
       9   No                                                      360              Balloon                            1
      10   No                                                        0              Interest Only                      1
      11   No                                                        0              Interest Only                      1
      12   No                                                      360              IO, Balloon                        2
      13   No                                                        0              Interest Only                      1
      14   No                                                      360              Balloon                            1
      15   No                                                      360              IO, Balloon                        2
      16   No                                                      360              IO, Balloon                        1
      17   No                                                      360              IO, Balloon                        1

      18                                                                                                               1
    18.1   Yes - BACM 07-5 A                                       360              IO, Balloon                        1
    18.2   Yes - BACM 07-5 A                                       360              IO, Balloon                        1
    18.3   Yes - BACM 07-5 A                                       360              IO, Balloon                        1

      19   No                                                        0              Interest Only                      2
      20   No                                                        0              Interest Only                      1
      21   No                                                        0              Interest Only                      1
      22   No                                                      360              Balloon                            1
      23   No                                                      360              IO, Balloon                        1
      24   No                                                        0              Interest Only                      1
      25   No                                                      360              IO, Balloon                        1
      26   No                                                        0              Interest Only                      1
      27   No                                                      360              IO, Balloon                        2
      28   No                                                      360              Balloon                            2
      29   No                                                      360              IO, Balloon                        1
      30   No                                                        0              Interest Only                      2
      31   No                                                      360              Balloon                            1
      32   No                                                      360              IO, Balloon                        1
      33   No                                                        0              Interest Only                      1
      34   No                                                        0              Interest Only                      1
      35   No                                                      360              IO, Balloon                        2
      36   No                                                      360              IO, Balloon                        1
      37   No                                                      360              IO, Balloon                        1
      38   No                                                      240              Balloon                            1
      39   No                                                        0              Interest Only                      1
      40   No                                                      360              IO, Balloon                        1
      41   No                                                      360              IO, Balloon                        1

      42                                                                                                               1
    42.1   Yes - BACM 07-5 B                                         0              Interest Only                      1
    42.2   Yes - BACM 07-5 B                                         0              Interest Only                      1
    42.3   Yes - BACM 07-5 B                                         0              Interest Only                      1
    42.4   Yes - BACM 07-5 B                                         0              Interest Only                      1

      43   No                                                      360              Balloon                            1
      44   No                                                      360              IO, Balloon                        1
      45   No                                                      360              Balloon                            2
      46   No                                                      360              IO, Balloon                        1
      47   No                                                        0   Yes        Interest Only, Hyper Am            1
      48   No                                                      360              IO, Balloon                        1
      49   No                                                      316              Balloon                            1
      50   No                                                      360              Balloon                            2
      51   No                                                      360              IO, Balloon                        1
      52   No                                                      360              Balloon                            1
      53   No                                                      360              IO, Balloon                        1
      54   No                                                      360              IO, Balloon                        1
      55   No                                                      360              IO, Balloon                        1
      56   No                                                      360              IO, Balloon                        1
      57   No                                                      360              Balloon                            1
      58   No                                                        0              Interest Only                      1
      59   No                                                      360              Balloon                            1
      60   No                                                      360              Balloon                            1
      61   No                                                      360              IO, Balloon                        1
      62   No                                                      360              Balloon                            1
      63   No                                                      360              Balloon                            1
      64   No                                                      360              Balloon                            1
      65   No                                                      360              IO, Balloon                        1
      66   No                                                      360              Balloon                            1
      67   No                                                      240              Balloon                            1
      68   No                                                      360              Balloon                            1
      69   No                                                      360              IO, Balloon                        2
      70   No                                                      360              IO, Balloon                        1
      71   No                                                      360              IO, Balloon                        1
      72   No                                                      360              IO, Balloon                        1
      73   No                                                      360              Balloon                            1
      74   No                                                      360              IO, Balloon                        2
      75   No                                                      360              IO, Balloon                        1
      76   No                                                      360              Balloon                            2
      77   No                                                      240              Balloon                            1
      78   No                                                      360              IO, Balloon                        2
      79   No                                                      360              Balloon                            1
      80   No                                                      300              IO, Balloon                        1
      81   No                                                      360              IO, Balloon                        1
      82   No                                                      360              Balloon                            1
      83   No                                                      360              IO, Balloon                        1
      84   No                                                      360              IO, Balloon                        1
      85   No                                                      360              Balloon                            1
      86   No                                                      360              Balloon                            1
      87   No                                                      360              IO, Balloon                        1
      88   No                                                      360              Balloon                            1
      89   No                                                      360              Balloon                            2
      90   No                                                      360              Balloon                            2
      91   No                                                      360              Balloon                            1
      92   No                                                      360              Balloon                            1
      93   No                                                      360              Balloon                            1
      94   No                                                      300              Balloon                            1
      95   No                                                      360              Balloon                            1

                                   SCHEDULE II

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES


            For purposes of these representations and warranties, the phrases "to the knowledge of the Seller" or "to the Seller's knowledge" shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Seller or any servicer acting on its behalf regarding the matters referred to (i) after having conducted such inquiry and due diligence into such matters as would be customarily performed by prudent institutional commercial or multifamily mortgage lenders, as applicable, at the time of the origination of the particular Mortgage Loan and (ii) subsequent to such origination, utilizing the servicing and monitoring practices customarily utilized by prudent commercial mortgage loan servicers with respect to securitizable commercial or multifamily, as applicable, mortgage loans, and the Seller shall have made prudent inquiries of related servicers, and the phrases "to the actual knowledge of the Seller" or "to the Seller's actual knowledge" shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Seller without any express or implied obligation to make inquiry. All information contained in documents which are part of or required to be part of a Mortgage File (each such document, a "Loan Document") shall be deemed to be within the knowledge and the actual knowledge of the Seller. Wherever there is a reference to receipt by, or possession of, the Seller of any information or documents, or to any action taken by the Seller or not taken by the Seller or its agents or employees, such reference shall include the receipt or possession of such information or documents by, or the taking of such action or not taking such action by the Seller or any servicer acting on its behalf.

            The Seller represents and warrants with respect to each Mortgage Loan that, as of the date specified below or, if no such date is specified, as of the Closing Date:

            (1) Mortgage Loan Schedule. The information pertaining to each Mortgage Loan set forth in the schedule annexed hereto as Schedule I (the "Mortgage Loan Schedule") was true and correct in all material respects as of the Cut-off Date.

            (2) Legal Compliance - Origination, Funding and Servicing. As of the date of its origination, and to the actual knowledge of the Seller as of the Closing Date, such Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination, funding and servicing of such Mortgage Loan.

            (3) Good Title; Conveyance. Immediately prior to the sale, transfer and assignment to the Purchaser, the Seller had good title to, and was the sole owner of, each Mortgage Loan, and the Seller is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges, security interests, participation interests and/or of any other interests or encumbrances of any nature whatsoever (except for the Title Exceptions), and the Seller has full right, power and authority to sell, transfer and assign each Mortgage Loan free and clear of all such liens, claims, pledges, charges and interests or encumbrances. The Seller has validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to such Mortgage Loan. The sale of the Mortgage Loans to the Purchaser does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained. Each Mortgage
      Note is, or shall be as of the Closing Date, properly endorsed to the Trustee and each such endorsement is genuine.

            (4) No Holdbacks; Improvements Complete or Escrows Established. The proceeds of each Mortgage Loan have been fully disbursed (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related Mortgaged Property), and there is no obligation for future advances with respect thereto. Any and all requirements under each Mortgage Loan as to completion of any on-site or off-site improvement and as to disbursements of any funds escrowed for such purpose, have been complied with in all material aspects or any such funds so escrowed have not been released; provided that partial releases of such funds in accordance with the applicable Loan Documents may have occurred.

            (5) Legal, Valid and Binding Obligations. Each related Mortgage Note, Mortgage, Assignment of Leases (if a document separate from the Mortgage) and other agreement executed in connection with such Mortgage Loan is a legal, valid and binding obligation of the related Mortgagor or guarantor (subject to any non-recourse provisions therein and any state anti-deficiency legislation or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditors' rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (6) Assignment of Leases and Rents. There exists as part of the related Mortgage File an Assignment of Leases either as a separate document or as part of the Mortgage. Each related Assignment of Leases creates a valid, collateral or first priority assignment of, or a valid perfected first priority security interest in, certain rights under the related leases, subject only to a license granted to the related Mortgagor to exercise certain rights and to perform certain obligations of the lessor under such leases, including the right to operate the related Mortgaged Property and subject to limits on enforceability described in Paragraph (5). No Person other than the related Mortgagor owns any interest in any payments due under the related leases. Each related Assignment of Leases provides for the appointment of a receiver for rent, allows the holder to enter into possession to collect rents or provides for rents to be paid directly to the holder of the Mortgage upon an event of default under the Loan Documents.

            (7) No Offset or Defense. There is no right of offset, abatement, diminution, or rescission or valid defense or counterclaim with respect to any of the related Mortgage Note, Mortgage(s) or other agreements executed in connection therewith, except as enforcement may be limited by bankruptcy and principles of equity and, in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, yield maintenance charges or prepayment premiums and, as of the Closing Date, to the Seller's actual knowledge no such rights have been asserted.

            (8) Mortgage Status; Legal, Valid and Binding Obligations. Each related assignment of Mortgage and assignment of Assignment of Leases from the Seller to the Trustee has been duly authorized, executed and delivered in recordable form by the Seller and constitutes the legal, valid, binding and enforceable assignment from the Seller, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting creditors' rights generally or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law); provided, if the related assignment of Mortgage and/or assignment of Assignment of Leases has been recorded in the name of Mortgage Electronic Registration Systems, Inc. ("MERS") or its designee, no assignment of Mortgage and/or assignment of Assignment of Leases in favor of the Trustee will be required to be prepared or delivered and instead, the Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. Each related Mortgage and Assignment of Leases is freely assignable upon notice to but without the consent of the related Mortgagor.

            (9) Mortgage Lien. Subject to the exceptions set forth in Paragraph
      (5) above, each related Mortgage is a legal, valid and enforceable first lien on the related Mortgaged Property, subject only to the following title exceptions (each such exception, a "Title Exception", and collectively, the "Title Exceptions"): (a) the lien of current real property taxes, water charges, sewer rents and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially interferes with the current use or operation of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations when they become due or materially and adversely affects the value of the Mortgaged Property, (c) any other exceptions and exclusions (general and specific) set forth in the mortgagee policy of title insurance issued with respect to the Mortgage Loan, none of which, individually or in the aggregate, materially and adversely interferes with the current use or operation of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (d) the right of tenants (whether under ground leases or space leases) at the Mortgaged Property to remain following a foreclosure or similar proceeding (provided that such tenants are performing under such leases), and (e) if such Mortgage Loan constitutes a Cross-Collateralized Mortgage Loan, the lien of the Mortgage for another Mortgage Loan contained in the same Cross-Collateralized Group; and such Mortgaged Property is free and clear of any mechanics' and materialmen's liens which are prior to or equal with the lien of the related Mortgage, except those which are insured against by a lender's title insurance policy as described above and to the Seller's actual knowledge no rights are outstanding that under applicable law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage and is not bonded over, escrowed for or covered by insurance.

            (10) UCC Filings. The security agreements or other instruments, if any, related to the Mortgage Loan establish and create, and a UCC Financing Statement has been filed, recorded or submitted for recording in all places required by applicable law for the perfection of (to the extent that the filing of such a UCC Financing Statement can perfect such a security interest), a valid security interest in the personal property granted under such Mortgage (and any related security agreement), except as enforceability may be limited by bankruptcy or other laws affecting enforcement of creditor's rights generally or by the application of the rules of equity, and except for certain personal property and fixtures subject to purchase money security interests and personal property leases permitted under the terms of the Mortgage Loan. In the case of a Mortgaged Property operated as a hotel, restaurant, healthcare facility, nursing home, assisted living facility, self-storage facility, theatre, mobile home park or fitness center, such personal property includes all personal property that a prudent institutional lender making a similar mortgage loan on like properties would deem reasonably necessary to operate the related Mortgaged Property as it is currently being operated, and the related perfected security interest is prior to any other security interest that can be perfected by such UCC filing, except for permitted purchase money security interests and leases; provided that any such lease has been pledged or assigned to the lender and its assigns. In the case of each Mortgage Loan secured by a hotel, the related Loan Documents contain such provisions as are necessary and UCC Financing Statements have been filed or submitted for filing as necessary, in each case, to perfect a valid first priority security interest in the related revenues with respect to such Mortgaged Property (to the extent that a filing of such a UCC Financing Statement can perfect such a security interest). An assignment of each UCC Financing Statement relating to the Mortgage Loan has been delivered by Seller in blank which the Purchaser or Trustee, as applicable, or designee is authorized to complete and to file in the filing office in which such UCC Financing Statement was filed. Each Mortgage Loan and the related Mortgage (along with any security agreement and UCC Financing Statement), together with applicable state law, contain customary and enforceable provisions such as to render the rights and remedies of the holders thereof adequate for the practical realization against the personal property described above, and the principal benefits of the security intended to be provided thereby; provided, if the related security agreement and/or UCC Financing Statement has been recorded in the name of MERS or its designee, no assignment of security agreement and/or UCC Financing Statement in favor of the Trustee will be required to be prepared or delivered and instead, the Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. Notwithstanding the foregoing, no representation is made as to the perfection of any security interest in rents or any other personal property to the extent that the possession or control of such items or actions other than the filing of the UCC Financing Statement as required in order to effect such perfection.

            (11) Taxes and Assessments. All taxes and governmental assessments or charges or water or sewer bills that prior to the Cut-off Date became due and owing in respect of each related Mortgaged Property have been paid, or if in dispute, an escrow of funds in an amount sufficient to cover such payments has been established. Such taxes and assessments shall not be considered delinquent or due and owing until the date on which interest or penalties may first be payable thereon.

            (12) Condition of Property; No Condemnation; No Encroachments. In the case of each Mortgage Loan, one or more engineering assessments which included a physical visit and inspection of the Mortgaged Property were performed by an independent engineering consultant firm and except as set forth in an engineering report prepared in connection with such assessment, a copy of which has been delivered to the Master Servicer, the related Mortgaged Property is, to the Seller's knowledge as of the Closing Date, free and clear of any damage that would materially and adversely affect its value as security for such Mortgage Loan. If an engineering report revealed any material damage or deficiencies, material deferred maintenance or other similar conditions, either (a) an escrow of funds was required or a letter of credit was obtained in an amount equal to at least 125% of the amount estimated to effect the necessary repairs, or such other amount as a prudent commercial lender would deem appropriate under the circumstances sufficient to effect the necessary repairs or maintenance or (b) such repairs and maintenance have been completed. As of origination of such Mortgage Loan, there was no proceeding pending, and subsequent to such date, the Seller has no actual knowledge of, any proceeding pending for the condemnation of all or any material portion of the Mortgaged Property securing any Mortgage Loan. To the Seller's knowledge (based solely on surveys (if any) and/or the lender's title policy (or, if not yet issued, a pro forma title policy or "marked up" commitment) obtained in connection with the origination of each Mortgage
      Loan), as of the date of the origination of each Mortgage Loan and to the Seller's knowledge as of the Cut-off Date: (a) all of the material improvements on the related Mortgaged Property lay wholly within the boundaries and, to the extent in effect at the time of construction, building restriction lines of such property, except for encroachments that are insured against by the lender's title insurance referred to in Paragraph (13) below or that do not materially and adversely affect the value or marketability of such Mortgaged Property, and (b) no improvements on adjoining properties materially encroached upon such Mortgaged Property so as to materially and adversely affect the use or the value of such Mortgaged Property, except those encroachments that are insured against by the lender's title insurance referred to in Paragraph (13) below.

            (13) Title Insurance. The Seller has received an ALTA lender's title insurance policy or an equivalent form of lender's title insurance policy (or if such policy is not yet issued, such insurance may be evidenced by a "marked up" pro forma policy or title commitment, in either case marked as binding and countersigned by the title insurer or its authorized agent either on its face or by an acknowledged closing instruction or escrow letter) as adopted in the applicable jurisdiction (the "Title Insurance Policy"), which was issued by a title insurance company qualified to do business in the jurisdiction where the applicable Mortgaged Property is located to the extent required, insuring the portion of each Mortgaged Property comprised of real estate and insuring the originator of such Mortgage Loan and its successors and assigns (as sole insureds) that the related Mortgage is a valid first lien in the original principal amount of the related Mortgage Loan on the Mortgagor's fee simple interest (or, if applicable, leasehold interest) in such Mortgaged Property comprised of real estate, subject only to the Title Exceptions. Such Title Insurance Policy was issued in connection with the origination of the related Mortgage Loan. No claims have been made under such Title Insurance Policy. Such Title Insurance Policy is in full force and effect, provides that the insured includes the owner of the Mortgage Loan and all premiums thereon have been paid. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee (including endorsement and delivery of the related Mortgage Note to the Purchaser), such Title Insurance Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Purchaser and its successors and assigns without consent or notice to the title insurer. The Seller has not done, by act or omission, anything that would impair the coverage under such Title Insurance Policy. Such Title Insurance Policy contains no exclusion for, or it affirmatively insures (unless the related Mortgaged Property is located in a jurisdiction where such affirmative insurance is not available), (a) access to a public road, (b) that there are no encroachments of any part of the building thereon over easements, and (c) that the area shown on the survey is the same as the property legally described in the related Mortgage.

            (14) Insurance. All improvements upon each Mortgaged Property securing a Mortgage Loan are insured by all insurance coverage required under each related Mortgage, which insurance covered such risks as were customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property in the jurisdiction in which such Mortgaged Property is located. Each Mortgaged Property was covered by a fire and extended perils included under the classification "All Risk of Physical Loss" insurance (or the equivalent) policy in an amount at least equal to the lesser of the outstanding principal balance of such Mortgage Loan and 100% of the replacement cost of the improvements located on the related Mortgaged Property, and if applicable, the related hazard insurance policy contains appropriate endorsements to avoid the application of co-insurance and does not permit reduction in insurance proceeds for depreciation. Each Mortgaged Property securing a Mortgage Loan is the subject of a business interruption or rent loss insurance policy providing coverage for at least twelve (12) months (or a specified dollar amount which, in the reasonable judgement of the Seller, will cover no less than twelve (12) months of rental income). If any portion of the improvements on a Mortgaged Property securing any Mortgage Loan was, at the time of the origination of such Mortgage Loan, in an area identified in the Federal Register by the Flood Emergency Management Agency as a special flood hazard area (Zone A or Zone
      V) (an "SFH Area"), and flood insurance was available, a flood insurance policy meeting the requirements of the then current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (a) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement basis, (b) the outstanding principal balance of such Mortgage Loan, and (c) the maximum amount of insurance available under the applicable National Flood Insurance Administration Program. Each Mortgaged Property and all improvements thereon are also covered by comprehensive general liability insurance in such amounts as are generally required by reasonably prudent commercial lenders for similar properties; if any Mortgaged Property is located in the state of California or in a "seismic zone" 3 or 4, a seismic assessment was conducted (except in the case of mobile home parks) at the time of originations and seismic insurance was obtained to the extent such Mortgaged Property has a PML of greater than twenty percent (20%) calculated using at least a 450 a year look back with a 10% probability of exceedance in a 50 year period; all properties in Florida and within 25 miles of the coast of Texas, Louisiana, Mississippi, Alabama, Georgia, North Carolina and South Carolina have windstorm insurance; any nonconformity with applicable zoning laws and ordinances
      (1) is not a material nonconformity and does not materially and adversely affect the use, operation or value of the Mortgaged Property, (2) constitutes a legal non-conforming use or structure which, in the event of casualty or destruction, may be restored or repaired to materially the same extent of the use or structure at the time of such casualty, (3) is covered by a zoning endorsement covering any loss to the mortgagee resulting from such non-conformity or (4) is covered by insurance that will provide proceeds that, together with the value of the related land, will be sufficient to repay the Mortgage Loan; and additionally, for any Mortgage Loan having a Cut-off Date Balance equal to or greater than $20,000,000, the insurer for all of the required coverages set forth herein has a claims paying ability rating from Standard & Poor's, Moody's or Fitch of not less than A-minus (or the equivalent), or from A.M. Best of not less than "A:V" (or the equivalent). At origination, and to the Seller's knowledge as of the Closing Date, such insurance was, or is, as applicable, in full force and effect with respect to each related Mortgaged Property and no notice of termination or cancellation with respect to any such insurance policy has been received by the Seller; and except for certain amounts not greater than amounts which would be considered prudent by an institutional commercial mortgage lender with respect to a similar mortgage loan and which are set forth in the related Loan Documents, any insurance proceeds in respect of a casualty loss will be applied either to (1) the repair or restoration of the related Mortgaged Property with the mortgagee or a third party custodian acceptable to the mortgagee having the right to hold and disburse the proceeds as the repair or restoration progresses, other than with respect to amounts that are customarily acceptable to commercial and multifamily mortgage lending institutions, or (2) the reduction of the outstanding principal balance of the Mortgage Loan. The insurer with respect to each policy is qualified to write insurance in the relevant jurisdiction to the extent required. All such hazard and flood insurance policies contain a standard mortgagee clause for the benefit of the holder of the related Mortgage, its successors and assigns, as mortgagee, and are not terminable (nor may the amount of coverage provided thereunder be reduced) without 30 days' prior written notice to the mortgagee (or, with respect to nonpayment, 10 days' prior written notice to the mortgagee) or such lesser period as prescribed by applicable law; and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured. With respect to each Mortgage Loan, the related Mortgage requires that the related Borrower or a tenant of such Borrower maintain insurance as described above or permits the mortgagee to require insurance as described above. Except under circumstances that would be reasonably acceptable to a prudent commercial mortgage lender after September 11, 2001 or that would not otherwise materially and adversely affect the security intended to be provided by the related Mortgage, for each Mortgage Loan, (A) the related all risk property casualty insurance policy and business interruption policy do not exclude acts of terrorism, or any related damage claims or (B) Borrower has obtained insurance satisfying the above coverage requirements against damage and business interruption resulting from acts of terrorism, from coverage as of the later of (i) the date of origination of the Mortgage Loan and (ii) the date as of which the policy was renewed or amended, and the related Loan Documents do not expressly prohibit or waive such coverage, except to the extent that any right to require such coverage may be limited by commercially reasonable availability. The Mortgage for each Mortgage Loan provides that proceeds paid under any such casualty insurance policy will (or, at the lender's option, will) be applied either to the repair or restoration of the related Mortgaged Property or to the payment of amounts due under such Mortgage Loan; provided that the related Mortgage may entitle the related Borrower to any portion of such proceeds remaining after the repair or restoration of the related Mortgaged Property or payment of amounts due under the Mortgage Loan; and provided, further, that, if the related Borrower holds a leasehold interest in the related Mortgaged Property, the application of such proceeds will be subject to the terms of the related Ground Lease (as defined in Paragraph (44) below).

            (15) No Material Defaults. Other than payments due but not yet 30 days or more delinquent (A) there exists no material default, breach, violation or event of acceleration under the related Loan Documents and
      (B) since the date of origination of such Mortgage Loan, there has been no declaration by the Seller or prior holder of such Mortgage Loan of an event of acceleration under the related Loan Documents, and (C) to Seller's actual knowledge no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration under any of such documents has occurred and is continuing; the Seller has not waived any material default, breach, violation or event of acceleration under any of such documents; and under the terms of each Mortgage Loan, each related Mortgage Note, each related Mortgage and the other Loan Documents in the related Mortgage File, no person or party other than the mortgagee may declare an event of default or accelerate the related indebtedness under the Loan Documents; provided, however, this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to the subject matter otherwise covered by any other representation and warranty made by the Seller in this Schedule II.

            (16) Payment Record. Each Mortgage Loan is not, and in the prior 12 months (or since the date of origination if such Mortgage Loan has been originated within the past 12 months) has not been, 30 days or more past due in respect of any Monthly Payment without giving effect to any applicable grace or cure period.

            (17) Additional Collateral. The related Loan Documents do not provide for or permit, without the prior written consent of the holder of the Mortgage Note, each related Mortgaged Property to secure any other promissory note or obligation, other than another Mortgage Loan.

            (18) Qualified Mortgage. Each Mortgage Loan constitutes a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (but without regard to the rule in Treasury Regulations 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage, or any substantially similar successor provision) and the related Mortgaged Property, if acquired by a REMIC in connection with the default or imminent default of such Mortgage Loan, would constitute "foreclosure property" within the meaning of Section 860G(a)(8), assuming compliance with all of the requirements of a "foreclosure property" under Section 856(e)(4) by the Trustee, the Master Servicer, the Special Servicer, as applicable, and their respective agents, but without regard to the holding period requirements set forth in Section 856(e)(2). Prepayment Premiums and yield maintenance charges payable with respect to each Mortgage Loan, if any, constitute "customary prepayment penalties" within the meaning of Treasury Regulations Section 1.860G-1(b)(2).

            (19) Environmental Conditions. One or more property condition or engineering reports (relating to lead-based paint, asbestos and radon gas) or environmental site assessments meeting the requirements of the American Society for Testing and Materials in effect at the time the related report was or the related reports were prepared covering all environmental hazards typically assessed for similar properties including use, type and tenants of the Mortgaged Property (an "Environmental Report"), or an update of such an assessment, was performed by an experienced licensed (to the extent required by applicable state law) environmental consulting firm with respect to each Mortgaged Property securing a Mortgage Loan in connection with the origination of such Mortgage Loan and thereafter updated such that, (a) such Environmental Report is dated no earlier than twelve months prior to the Closing Date, (b) a copy of each such Environmental Report has been delivered to the Purchaser; and (c) either:
      (i) no such Environmental Report provides that as of the date of the report there is a material violation of any applicable environmental laws with respect to any circumstances or conditions relating to the related Mortgaged Property; or (ii) if any such Environmental Report does reveal any such circumstances or conditions with respect to the related Mortgaged Property and the same have not been subsequently remediated in all material respects, then one or more of the following are true--(A) a party not related to the related Mortgagor with financial resources reasonably adequate to cure the subject violation in all material respects was identified as the responsible party for such condition or circumstance,
      (B) the related Mortgagor was required to provide additional security adequate to cure the subject violation in all material respects and to obtain an operations and maintenance plan, (C) such conditions or circumstances were investigated further and based upon such additional investigation, an independent environmental consultant recommended no further investigation or remediation, or recommended only the implementation of an operations and maintenance program, which the Mortgagor is required to do, (D) there exists an escrow of funds reasonably estimated to be sufficient for purposes of effecting such remediation, (E) the related Mortgaged Property is insured under a policy of insurance against losses arising from such circumstances and conditions, (F) the related Mortgagor provided a "no further action" letter or other evidence acceptable to the Seller and that would be acceptable to a reasonably prudent lender, that applicable federal, state or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such condition or circumstance, (G) the expenditure of funds reasonably estimated to be necessary to effect such remediation is the lesser of (a) 2% of the outstanding principal balance of the related Mortgage Loan and (b) $200,000, (H) the related Mortgagor or another responsible party is currently taking such actions, if any, with respect to such circumstances or conditions as have been required by the applicable governmental regulatory authority, or (I) a responsible party with financial resources reasonably adequate to cure the violation provided a guaranty or indemnity to the related Mortgagor to cover the costs of any required investigation, testing, monitoring or remediation. To the Seller's actual knowledge and without inquiry beyond the related Environmental Report, there are no significant or material circumstances or conditions with respect to any Mortgaged Property not revealed in any such Environmental Report, where obtained, or in any Mortgagor questionnaire delivered to Seller at the issue of any related environmental insurance policy, if applicable, that render such Mortgaged Property in material violation of any applicable environmental laws. The Mortgage, or other Loan Document in the Mortgage File, for each Mortgage Loan encumbering the Mortgaged Property requires the related Mortgagor to comply and cause the Mortgaged Property to comply with all applicable federal, state and local environmental laws and regulations. The Seller has not taken any action which would cause the Mortgaged Property not to be in compliance with all federal, state and local laws pertaining to environmental hazards or which could subject the Seller or its successors and assigns to liability under such laws. Each Mortgagor represents and warrants in the related Loan Documents generally to the effect that except as set forth in certain specified environmental reports and to the best of its knowledge that as of the date of origination of such Mortgage Loan, there were no hazardous materials on the related Mortgaged Property, and that the Mortgagor will not use, cause or permit to exist on the related Mortgaged Property any hazardous materials, in any manner which violates federal, state or local laws, ordinances, regulations, orders, directives, or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of hazardous materials. The related Mortgagor (or an affiliate thereof) has agreed to indemnify, defend and hold the Seller and its successors and assigns harmless from and against, or otherwise be liable for, any and all losses resulting from a breach of environmental representations, warranties or covenants given by the Mortgagor in connection with such Mortgage Loan, generally including any and all losses, liabilities, damages, injuries, penalties, fines, expenses and claims of any kind or nature whatsoever (including without limitation, attorneys' fees and expenses) paid, incurred or suffered by or asserted against, any such party resulting from such breach.

            (20) Customary Mortgage Provisions. The related Loan Documents contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the benefits of the security, including realization by judicial or, if customary, non-judicial foreclosure, subject to the effects of bankruptcy or similar law affecting the right of creditors and the application of principles of equity, and there is no exemption available to the Mortgagor which would interfere with such right to foreclose except any statutory right of redemption or as may be limited by anti-deficiency laws or by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and by general principals of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (21) Bankruptcy. No Mortgaged Property, nor any material portion thereof, is the subject of and no Mortgagor is a debtor in any state or federal bankruptcy or insolvency or similar proceeding.

            (22) Whole Loan; Interest Only; No Equity Participation or Contingent Interest. Each Mortgage Loan is a whole loan and not a participation interest in a loan. No Mortgage Loan contains any equity participation by the mortgagee thereunder, is convertible by its terms into an equity ownership interest in the related Mortgaged Property or the related Mortgagor, has a shared appreciation feature, provides for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property, or provides for interest-only payments without principal amortization (except as disclosed in the Prospectus Supplement) or for the negative amortization of interest, except that, in the case of an ARD Loan, such Mortgage Loan provides that, during the period commencing on or about the related Anticipated Repayment Date and continuing until such Mortgage Loan is paid in full, (a) additional interest shall accrue and may be compounded monthly and shall be payable only after the outstanding principal of such Mortgage Loan is paid in full, and (b) subject to available funds, a portion of the cash flow generated by such Mortgaged Property will be applied each month to pay down the principal balance thereof in addition to the principal portion of the related Monthly Payment. Neither the Seller nor any affiliate thereof has any obligation to make any capital contribution to the Mortgagor under the Mortgage Loan or otherwise nor holds any equity interest in any Mortgagor.

            (23) Transfers and Subordinate Debt. The Mortgage Loan does not permit the related Mortgaged Property or any interest therein, including any ownership interest in the Mortgagor, to be encumbered by any mortgage lien or other encumbrance except the related Mortgage or the Mortgage of another Mortgage Loan without the prior written consent of the holder thereof. To Seller's knowledge, as of origination, and, to the Seller's actual knowledge as of the Closing Date, except for cases involving other Mortgage Loans, none of the Mortgaged Properties securing the Mortgage Loans is encumbered by any mortgage liens junior to or of equal priority with the liens of the related Mortgage. The Loan Documents require the Mortgagor to pay all reasonable costs and expenses related to any required consent to any transfer or encumbrance, including reasonable legal fees and expenses and any applicable Rating Agency fees. The Loan Documents contain a "due on sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if, without the prior written consent of the holder of the Mortgage, either the related Mortgaged Property, or any direct equity interest in the related Mortgagor, is directly or indirectly pledged, transferred or sold, other than by reason of family and estate planning transfers, transfers of less than a controlling interest in the Mortgagor, issuance of non-controlling new equity interests, transfers that are subject to the holder's approval of transferee and satisfaction of certain conditions specified in the Loan Documents, transfers to an affiliate meeting the requirements of the Mortgage Loan, transfers among existing members, partners or shareholders in the Mortgagor, transfers among affiliated Mortgagors with respect to cross-collateralized Mortgaged Loans or multi-property Mortgage Loans or transfers of a similar nature to the foregoing meeting the requirements of the Mortgage Loan.

            (24) Waivers and Modification. The terms of the related Loan Documents have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any material respect, except pursuant to a written instrument duly submitted for recordation, to the extent required, and specifically included in the related Mortgage Loan File. No alterations, waivers, modifications or assumptions of any kind have been given, made or consented to by or on behalf of the Seller since November 15, 2007. The Seller has not taken any intentional action that would cause the representations and warranties of the related Mortgagor under the Mortgage Loan not to be true and correct in any material respect.

            (25) Inspection. Each related Mortgaged Property was inspected by or on behalf of the related originator within the 12 months prior to the Closing Date.

            (26) Releases of Mortgaged Property. Since origination, no portion of the related Mortgaged Property has been released from the lien of the related Mortgage, in any manner which materially and adversely affects the value, use or operation of the Mortgaged Property or materially interferes with the security intended to be provided by such Mortgage. The terms of the related Mortgage do not provide for release of any material portion of the Mortgaged Property from the lien of the Mortgage except (a) in consideration of payment therefor equal to not less than 125% of the related allocated loan amount of such Mortgaged Property specifically set forth in the related Loan Documents, (b) upon payment in full of such Mortgage Loan, (c) Mortgage Loans which permit defeasance by means of substituting for the Mortgaged Property (or, in the case of a Mortgage Loan secured by multiple Mortgaged Properties, one or more of such Mortgaged Properties) "government securities" within the meaning of Treas. Reg. Section 1.860G-2(a)(8)(i) sufficient to pay the Mortgage Loans in accordance with their terms, (d) Mortgage Loans which permit the related Mortgagor to substitute a replacement property subject to the satisfaction of enumerated conditions that would be acceptable to a reasonably prudent commercial or multifamily, as applicable, lender, or (e) a portion of the Mortgaged Property that was not given any value in connection with either the initial underwriting or appraisal of the Mortgage Loan.

            (27) Defeasance. With respect to any Mortgage Loan that contains a provision for any defeasance of mortgage collateral (a "Defeasance Loan"), the related Mortgage Note, Mortgage or other related Loan Document contained in the Mortgage File, provides that the defeasance option is not exercisable prior to a date that is at least two (2) years following the Closing Date and is otherwise in compliance with applicable statutes, rules and regulations governing REMICs; requires prior written notice to the holder of the Mortgage Loan of the exercise of the defeasance option and payment by Mortgagor of all related fees, costs and expenses as set forth below; requires, or permits the lender to require, the Mortgage Loan (or the portion thereof being defeased) to be assumed by a single-purpose entity; and requires delivery of a legal opinion that the Trustee has a perfected security interest in such collateral prior to any other claim or interest. In addition, each Mortgage loan that is a Defeasance Loan permits defeasance only with substitute collateral constituting "government securities" within the meaning of Treas. Reg. Section 1.860G-2(a)(8)(i) in an amount sufficient to make all scheduled payments under the Mortgage Note (or the portion thereof being defeased) either through and including the maturity date of the Mortgage Loan or to the first date that the Borrower can prepay the Mortgage Loan without prepayment premium, and in the case of ARD Loans, assuming the Anticipated Repayment Date is the Stated Maturity Date. Further, the Mortgage or other related Loan Document contained in the Mortgage File requires that an independent certified public accountant certify that such government securities are sufficient to make all such scheduled payments when due. To Seller's actual knowledge, defeasance under the Mortgage Loan is only for the purpose of facilitating the release of the Mortgaged Property and not as a part of an arrangement to collateralize a REMIC with obligations that are not real estate mortgages. With respect to each Defeasance Loan, the related Mortgage or other related Loan Document provides that the related Mortgagor shall (or permits the mortgagee to require the Mortgagor to) (a) pay all Rating Agency fees associated with defeasance (if Rating Agency approval is a specific condition precedent thereto) and all other reasonable expenses associated with defeasance, including, but not limited to, accountant's fees and opinions of counsel, or (b) provide all opinions reasonably required by the mortgagee under the related Loan Documents, including, if applicable, a REMIC opinion and a perfection opinion and any applicable rating agency letters confirming no downgrade or qualification of ratings on any classes in the transaction. Additionally, for any Mortgage Loan having a Cut-off Date Balance equal to or greater than $20,000,000, the Mortgage Loan or the related documents require (or permit the mortgagee to require) confirmation from the Rating Agency that exercise of the defeasance option will not cause a downgrade or withdrawal of the rating assigned to any securities backed by the Mortgage Loan and require (or permit the mortgagee to require) the Mortgagor to pay any Rating Agency fees and expenses.

            (28) Local Law Compliance; Non-Conforming Uses or Improvements. To the Seller's knowledge as of the date of origination of such Mortgage Loan, and, to the Seller's actual knowledge, as of the Cut-off Date the Mortgaged Property and the improvements located on or forming part of, and the existing use of, each Mortgaged Property securing a Mortgage Loan was or are, as applicable, in material compliance with all applicable zoning laws including parking and ordinances, building codes and land laws applicable to the Mortgaged Property or the use and occupancy thereof or constitute a legal non-conforming use or structure (or, if any such improvement does not so comply and does not constitute a legal non-conforming use or structure, such non-compliance and failure does not materially and adversely affect the value of the related Mortgaged Property).

            (29) (reserved)

            (30) Single-Purpose Entity. Each Mortgage Loan with an original principal balance over $5,000,000 requires the Mortgagor to be for at least for so long as the Mortgage Loan is outstanding, and to Seller's actual knowledge each Mortgagor is, a Single-Purpose Entity. For this purpose, "Single-Purpose Entity" means a person, other than an individual, whose organizational documents provide, and/or which entity represented and covenanted in the related Loan Documents, substantially to the effect that such Mortgagor (i) is formed or organized solely for the purpose of owning and operating the related Mortgaged Property or Properties; (ii) does not engage in any business unrelated to such Mortgaged Property or Properties and the financing thereof; (iii) does not and will not have any material assets other than those related to its interest in such Mortgaged Property or Properties or the financing thereof; (iv) does not and will not have any indebtedness other than as permitted by the related Mortgage or other related Loan Documents; (v) maintains its own books, records and accounts, in each case which are separate and apart from the books, records and accounts of any other person; and (vi) holds itself out as being a legal entity, separate and apart from any other person. In addition, with respect to all Mortgage Loans with an original principal balance of $15,000,000 or more, the Mortgagor's organizational documents provide substantially to the effect that the Mortgagor shall: observe all entity level formalities and record keeping; conduct business in its own name; not guarantee or assume the debts or obligations of any other person; not commingle its assets or funds with those of any other person; prepare separate tax returns and financial statements, or if part of a consolidated group, be shown as a separate member of such group; transact business with affiliates on an arm's length basis pursuant to written agreements; hold itself out as being a legal entity, separate and apart from any other person and such organizational documents provide that: any dissolution or winding up or insolvency filing for such entity is prohibited or requires the unanimous consent of an independent director or member or all partners or members, as applicable; such documents may not be amended with respect to the Single-Purpose Entity requirements without the approval of the mortgagee or rating agencies; and the Mortgagor shall have an outside independent director or member. The Mortgage File for each such Mortgage Loan having an original principal balance of $20,000,000 or more contains a counsel's opinion regarding non-consolidation of the Mortgagor in any insolvency proceeding involving its equity owner or group of equity owners having an equity interest greater than 49%. To Seller's actual knowledge, each Mortgagor has fully complied with the requirements of the related Mortgage Loan and Mortgage and the Mortgagor's organizational documents regarding Single-Purpose-Entity status. The organization documents of any Mortgagor on a Mortgage Loan having an original principal balance of $15,000,000 or more which is a single member limited liability company provide that the Mortgagor shall not dissolve or liquidate upon the bankruptcy, dissolution, liquidation or death of the sole member.

            (31) No Advances. No advance of funds has been made after origination, directly or indirectly, by the Seller to the Mortgagor and, to the Seller's knowledge, no funds have been received from any person other than the Mortgagor, for or on account of payments due on the Mortgage Note or the Mortgage.

            (32) Litigation or Other Proceedings. To Seller's knowledge, as of origination there were no, and to the Seller's actual knowledge, as of the Closing Date, there are no, pending actions, suits, litigation, arbitration or other proceedings by or before any court, arbitrator or governmental authority against the Mortgagor (or any related guarantor to the extent the Seller would consider such guarantor material to the underwriting or such Mortgage Loan) under any Mortgage Loan or the related Mortgaged Property that could reasonably be expected to materially and adversely affect the value of the Mortgaged Property as security for such Mortgage Loan, the Mortgagor's ability to pay principal, interest or any other amounts due under such Mortgage Loan or such guarantor's ability to meet its obligations under the related Loan Documents.

            (33) No Usury. The Mortgage Rate (exclusive of any default interest, late charges or prepayment premiums) of such Mortgage Loan (other than an ARD Loan after the Anticipated Repayment Date) is a fixed rate, and complied as of the date of origination with, or was exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury.

            (34) Trustee Under Deed of Trust. If the Mortgage for any Mortgage Loan is a deed of trust, then (a) a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and (b) no fees or expenses are payable to such trustee by the Seller, the Purchaser or any transferee thereof except in connection with a trustee's sale after default by the related Mortgagor or in connection with any full or partial release of the related Mortgaged Property or related security for such Mortgage Loan and all such fees and expenses are the obligation of the Mortgagor under the Mortgage.

            (35) Other Collateral; Cross-Collateralization. The related Mortgage
      Note is not secured by any collateral that secures a Mortgage Loan that is not in the Trust Fund and each Mortgage Loan that is cross-collateralized is cross-collateralized only with other Mortgage Loans sold pursuant to this Agreement.

            (36) (reserved)

            (37) Escrow Deposits. All escrow deposits and payments required pursuant to the Loan Documents are in the possession, or under the control, of the Seller or its agent and there are no deficiencies in connection therewith, and all such escrows, deposits and payments will be conveyed by the applicable Seller to the Purchaser and identified as such with appropriate detail on the Closing Date.

            (38) Licenses and Permits. The Mortgage Loan requires the related Mortgagor, to the extent required by law, to be qualified to do business, and requires the related Mortgagor and the related Mortgaged Property to be in material compliance with all regulations, licenses, permits, authorizations, restrictive covenants and zoning and building laws, in each case to the extent required by law or to the extent that the failure to be so qualified or in compliance would have a material and adverse effect upon the enforceability of the Mortgage Loan or upon the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby. To the Seller's knowledge, as of the date of origination of each Mortgage Loan based on any of: (i) a letter from governmental authorities, (ii) a legal opinion,
      (iii) an endorsement to the related Title Insurance Policy, (iv) a zoning report from a zoning consultant, or (v) other due diligence that the originator of the Mortgage Loan customarily performs in the origination of comparable mortgage loans, and to the Seller's actual knowledge as of the Closing Date, the related Mortgagor was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated or such material licenses and permits have otherwise been issued.

            (39) Origination, Servicing and Collection Practices. The origination (or acquisition, as the case may be), collection, and the servicing practices used by the Seller and its affiliates or contractors engaged by it with respect to the Mortgage Loan have been in all respects legal and have met customary standards utilized by prudent commercial or multifamily, as applicable, lenders and servicers.

            (40) Borrower Organization. Each Borrower that is an entity is organized under the laws of a state of the United States of America.

            (41) Non-Recourse Exceptions. Each Mortgage Loan is non-recourse, except that the Mortgagor and either: a principal of the Mortgagor or other natural person, with assets other than any interest in the Mortgagor, has agreed to be jointly and severally liable for all liabilities, expenses, losses, damages, expenses or claims suffered or incurred by the holder of the Mortgage Loan by reason of or in connection with: (i) any fraud or material misrepresentation by the Mortgagor, (ii) misapplication or misappropriation of rents, insurance proceeds or condemnation awards or (iii) violation of applicable environmental laws or breaches of environmental covenants. No waiver of liability for such non-recourse exceptions has been granted to the Mortgagor or any such guarantor or principal by the Seller or anyone acting on behalf of the Seller.

            (42) Separate Tax Parcels. Each Mortgaged Property constitutes one or more separate tax lots (or will constitute separate tax lots when the next tax maps are issued), or, in certain instances, an application has been made to the applicable governing authority for creation of separate tax lots that shall be effective for the next tax year (and, with respect to tax parcels for which such application has been made, prior to the creation of such separate tax lots, taxes are being escrowed for the entire existing tax parcel), or is subject to an endorsement under the related Title Insurance Policy insuring for losses arising from any claim that the Mortgaged Property is not one or more separate tax lots.

            (43) Financial Statements. Each Mortgage or related Loan Documents requires the Mortgagor upon request to provide the owner or holder of the Mortgage with quarterly (except for Mortgage Loans with an original principal balance less than $3,000,000) and annual operating statements (or a balance sheet statement of income and expenses and a statement of changes in financial position), and such additional information regarding the Mortgagor and the Mortgaged Property as the owner or holder of the Mortgage may request which annual financial statements for all Mortgage Loans with an original principal balance greater than $20,000,000 shall be audited by an independent certified public accountant upon the request of the holder of the Mortgage Loan.

            (44) Fee/Leasehold Properties. Each Mortgage Loan is secured by the fee interest in the related Mortgaged Property, except that with respect to Mortgage Loans that are secured by the interest of the related Mortgagor as a lessee under a ground lease of a Mortgaged Property (a "Ground Lease") (the term Ground Lease shall mean such ground lease, all written amendments and modifications, and any related estoppels or agreements from the ground lessor and, in the event the Mortgagor's interest is a ground subleasehold, shall also include not only such ground sublease but also the related ground lease), but not by the related fee interest in such Mortgaged Property (the "Fee Interest") and:

                  (a) Such Ground Lease or a memorandum thereof has been duly recorded; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns, in a manner that would materially adversely affect the security provided by the related Mortgage; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of written instruments which are a part of the related Mortgage File;

                  (b) Such Ground Lease is not subject to any liens or
            encumbrances superior to, or of equal priority with, the related Mortgage, other than the related Fee Interest and Title Exceptions, and provides that it shall remain prior to any mortgage or other lien upon the related Fee Interest;

                  (c) The Mortgagor's interest in such Ground Lease is
            assignable to the mortgagee and its successors and assigns upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained prior to the Closing
            Date) and, in the event that it is so assigned, is further assignable by the mortgagee and its successors and assigns upon notice to, but without the need to obtain the consent of, such lessor;

                  (d) Such Ground Lease is in full force and effect, and the
            Seller has not received as of the Closing Date notice (nor is the Seller otherwise aware) that any default has occurred under such Ground Lease;

                  (e) Seller or its agent has provided the lessor under the
            Ground Lease with notice of its lien, and such Ground Lease requires the lessor to give notice of any default by the lessee to the mortgagee, and such Ground Lease, or an estoppel letter received by the mortgagee from the lessor, further provides that no notice of termination given under such Ground Lease is effective against such mortgagee unless a copy has been delivered to such mortgagee in the manner described in such Ground Lease;

                  (f) The mortgagee under such Mortgage Loan is permitted a
            reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of written notice of any such default, before the lessor thereunder may terminate such Ground Lease, and all of the rights of the Mortgagor under such Ground Lease and the related Mortgage (insofar as it relates to the Ground Lease) may be exercised by or on behalf of the mortgagee;

                  (g) Such Ground Lease has a current term (including one or more optional renewal terms, which, under all circumstances, may be exercised, and will be enforceable, by the Seller and its successors and assigns) which extends not less than the greater of 10 years beyond the amortization term and 20 years beyond the Stated Maturity Date for the related Mortgage Loan (or, with respect to any Mortgage Loan with an Anticipated Repayment Date, 10 years beyond the amortization term);

                  (h) Such Ground Lease requires the lessor to enter into a new lease with the mortgagee under such Mortgage Loan upon termination of such Ground Lease for any reason, including rejection of such Ground Lease in a bankruptcy proceeding;

                  (i) Under the terms of such Ground Lease and the related Loan
            Documents, taken together, any related insurance proceeds or condemnation award that is awarded with respect to the leasehold interest will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee under such Mortgage Loan or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (ii) to the payment of the outstanding principal balance of such Mortgage Loan together with any accrued interest thereon;

                  (j) Such Ground Lease does not impose any restrictions on
            subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender; and such Ground Lease contains a covenant that the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of any lessee in the relevant portion of the Mortgaged Property subject to such Ground Lease for any reason, or in any manner, which would materially adversely affect the security provided by the related Mortgage;

                  (k) Such Ground Lease may not be amended or modified without the prior consent of the mortgagee under such Mortgage Loan and that any such action without such consent is not binding on such mortgagee, its successors or assigns;

                  (l) The terms of such Ground Lease have not been waived,
            modified, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security intended to be provided by the related Mortgage.

            (45) Fee Simple Interest. Except with respect to the Mortgage Loans secured by Ground Leases, each of the Mortgagors (or its affiliates) has title in the fee simple interest in each related Mortgaged Property.

            (46) ARD Loans. Each ARD Loan requires scheduled monthly payments of principal; if any ARD Loan is not paid in full by its Anticipated Repayment Date, and assuming that it is not otherwise in default, the rate at which such Mortgage Loan accrues interest will increase to the sum of the original Mortgage Rate and a specified margin not less than 2 percent (2%); the Anticipated Repayment Date of any such Mortgage Loan is not less than 7 years from the date of origination; and after the Anticipated Repayment Date, the Loan Documents provide that excess cash flow after payment of expenses, including scheduled interest and capital expenditures approved by the lender, will be used to repay principal.

            (47) Authorization in Jurisdiction. To the extent required under applicable law as of the date of origination, and necessary for the enforceability or collectability of the Mortgage Loan, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located at all times when it originated and held the Mortgage Loan.

            (48) No Negative Amortization; No Capital Contribution; No Financing for Incomplete Improvements. No Mortgage Loan, other than an ARD Loan (and then only after the Anticipated Repayment Date for such ARD Loan), provides for the negative amortization of interest. Neither the Seller nor any affiliate thereof has any obligation to make any capital contributions to the Mortgagor under the Mortgage Loan. The Mortgage Loan was not originated for the purpose of financing the construction of incomplete improvements on the related Mortgaged Property other than tenant improvements.

            (49) No Fraud. Neither the Seller, the originator, nor any employee or agent of the Seller or the originator has participated in any fraud or intentional material misrepresentation with respect to the Mortgagor, the Mortgaged Property or any guarantor. To Seller's actual knowledge, no Mortgagor or guarantor is guilty of defrauding or making an intentional material misrepresentation to the Seller with respect to the origination of the Mortgage Loan, the Mortgagor or the Mortgaged Property.

            (50) Grace Periods. The related Mortgage or Mortgage Note provides a grace period for delinquent Monthly Payments no longer than 10 days from the applicable Due Date other than as disclosed in the Mortgage Loan Schedule.

            (51) Appraisals. The Mortgage File contains an appraisal of the related Mortgaged Property, which appraisal is signed by an appraiser, who, to the Seller's knowledge, had no interest, direct or indirect, in the Mortgaged Property or the Mortgagor or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan; the appraisal or a supplemental letter from the appraiser states that the appraisal satisfies the appraisal guidelines set forth in Title XI of the Financial Institutions Reform, Recovery and Enforcement Act of 1989 (as amended), all as in effect on the date the Mortgage Loan was originated.

            (52) Mortgagor Concentration. Except as disclosed in the Prospectus Supplement, (a) no Mortgagor is the Mortgagor with respect to more than one Mortgage Loan and (b) to the Seller's knowledge, no group of Mortgage Loans with affiliated Mortgagors have an aggregate principal balance equaling more than $260,980,392.

            (53) Environmental Insurance Policies. If the Mortgaged Property securing any Mortgage Loan is covered by a secured creditor environmental insurance policy, then:

                  (a) the Seller:

                        (i) has disclosed, or is aware that there has been
                  disclosed, in the application for such policy or otherwise to the insurer under such policy the "pollution conditions" (as defined in such policy) identified in any environmental reports related to such Mortgaged Property which are in the Seller's possession or are otherwise known to the Seller; and

                        (ii) has delivered or caused to be delivered to the
                  insurer under such policy copies of all environmental reports in the Seller's possession related to such Mortgaged Property,

                        in each case with respect to (i) and (ii) to the extent
                  required by such policy or to the extent the failure to make any such disclosure or deliver any such report would materially and adversely affect the Purchaser's ability to recover under such policy;

                  (b) all premiums for such insurance have been paid;

                  (c) has a term not less than 5 years beyond the term of the
            Mortgage Loan (or 5 years beyond the Anticipated Repayment Date with respect to an ARD Loan) and is not cancelable during such term; and

                  (d) such insurance is in full force and effect.

                  If the Mortgage Loan is listed on Schedule IIA(53) and the environmental insurance for such Mortgage Loan is not a secured creditor policy but was required to be obtained by the Mortgagor, then the holder of the Mortgage Loan is entitled to be an additional insured under such policy, all premiums have been paid, such insurance is in full force and effect, such policy may not be cancelled or amended without the consent of the Seller or its successors and assigns and, to the Seller's knowledge, the Mortgagor has made the disclosures and complied with the requirements of clauses (a) and (b) of this Paragraph (53).

            (54) Access. The Mortgaged Property is located on or adjacent to a public road, or has access to an irrevocable easement permitting ingress and egress.

                                  SCHEDULE IIA

                EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES WITH
                  RESPECT TO THE BANK OF AMERICA MORTGAGE LOANS

                                REPRESENTATION 4
           No Holdbacks; Improvements Complete or Escrows Established.
           -----------------------------------------------------------

--------------------------------------------------------------------------------
                                        A holdback reserve of $6,100,000 was
                                        taken upon the closing of the Mortgage
                                        Loan. Prior to the Holdback Triggering
                                        Date (defined below), lender is required
                                        to release such Holdback Reserve Funds
                                        to the Mortgage Borrower as follows: (A)
                                        $5,905,000 upon delivery of evidence
                                        that a Holdback Release Event has
                                        occurred and (B) $195,000 upon delivery
                                        of evidence that both DCAS Tenant and
                                        Garage Tenant have commenced paying rent
                                        under their prospective leases. If on
                                        the Holdback Triggering Date, a Holdback
4055 10th Avenue (3404906)              Release Event has not occurred, lender
                                        has the right to apply all or a portion
                                        of the Holdback Reserve Funds to the
                                        Mortgage Loan. The related Mortgage
                                        Borrower is entitled to two
                                        disbursements only. Any amount remaining
                                        in the Holdback Reserve Account after
                                        the Mortgage Loan has been paid in full
                                        must be returned to the Mortgage
                                        Borrower. The date that is 9 months from
                                        the Sept. 11, 2007 closing date is the
                                        Holdback Triggering Date. The Holdback
                                        Release Event is defined as the delivery
                                        by tenant to the Mortgage Lender of (i)
                                        the DCAS Tenant Satisfactory Estoppel
                                        Letter and (ii) the Garage Tenant
                                        Satisfactory Estoppel Letter.
--------------------------------------------------------------------------------
                                        Upon the closing of the related Mortgage
                                        Loan, the Mortgagor deposited with
                                        lender a letter of credit in the sum of
                                        $1,226,499.00 into the Home Products
                                        Reserve Account, which amount is to be
                                        held as additional security for the
Midway Business Center (3403292)        Mortgage Loan until the Mortgage Loan
                                        has been paid in full. Upon the
                                        occurrence of and during the continuance
                                        of an event of default under the Loan
                                        Documents and in the event lender has
                                        elected to accelerate the Mortgage Loan,
                                        lender has the right to apply the Home
                                        Products Reserve Funds to the payment of
                                        the Mortgage Loan.
--------------------------------------------------------------------------------
                                        Upon the closing of the related Mortgage
                                        Loan, the Mortgagor deposited with
                                        lender $1,737,391.72 into a debt service
                                        reserve account. On or before June 1,
                                        2010, Borrower will have the one time
                                        right to a disbursement of an amount
                                        equal to (1) $2,235,350 minus (2) the
                                        amount which, if subtracted from
                                        $31,450,000, would provide for a debt
500 Virginia Drive (3406633)            service coverage ratio of 1.20x. In
                                        addition, the related Borrower is
                                        entitled to a disbursement from such
                                        reserve of upon confirmation that Metro
                                        PCs Pennsylvania, LLC confirmed to the
                                        mortgagee in an estoppel that such
                                        tenant is in occupancy of its space on a
                                        rent paying basis and that the rent
                                        concession has expired and an additional
                                        one-time disbursement of not less than
                                        $500,000 upon delivery of an invoice for
                                        tenant improvements to mortgagee.
--------------------------------------------------------------------------------
                                        Upon the closing of the related Mortgage
                                        Loan, the Mortgagor deposited with
                                        lender $225,000 into a holdback reserve
                                        account. Mortgagor can obtain a release
                                        of such reserve in an amount equal to
                                        the amount (if any) by which such
                                        reserve funds exceed the positive
                                        difference between (i) the then
                                        outstanding principal balance of the
                                        Mortgage Loan and (ii) the principal
Silver Creek Apartments (3407811)       balance of the Mortgage Loan which would
                                        support a debt service coverage ratio of 1.30x. If any funds remain on deposit in the holdback reserve account on the date which is twelve (12) months after the closing of the Mortgage Loan, the mortgagee may use such funds to pay down the Mortgage Loan.

                                        The closing date of the related Mortgage
                                        Loan was July 18, 2007.
--------------------------------------------------------------------------------
                                        Upon the closing of the related Mortgage
                                        Loan, the Mortgagor deposited with
                                        lender a $2,170,000 holdback letter of
                                        credit. Mortgagor can obtain not more
                                        than three reductions of such letter of
                                        credit in accordance with the following
                                        conditions:

                                              (i) Mortgagor must give Mortgagee
                                           30 days' prior written notice of the
                                           requested disbursement,

                                              (ii) Mortgagor must provide
Ramona Expressway (59739)                  Mortgagee all necessary certificates
                                           of occupancy for the Mortgaged
                                           Property and

                                              (iii) the amount of the requested
                                           release, when added to the original
                                           principal amount of the Note, must
                                           cause the debt service coverage ratio
                                           for the Mortgaged Property to be not
                                           less than 1.20x.

                                        If the foregoing conditions are not
                                        satisfied by the scheduled payment date
                                        occurring in October 2009, the mortgagee
                                        is required to draw upon the letter of
                                        credit and use the funds to pay down the
                                        Mortgage Loan.
--------------------------------------------------------------------------------
                                        A $6,000,000 debt service coverage ratio
                                        reserve was collected upon the closing
                                        date of the related Mortgage Loan. The
                                        mortgagee is required to disburse the
                                        debt service coverage ratio reserve
Green Oak Village Place (3403670)       funds to Mortgagor if, among other
                                        things, the debt service coverage ratio
                                        is at least 1.15x. In the event that the
                                        conditions for the release of such
                                        reserve are not satisfied by the payment
                                        date occurring in March 2010, the
                                        mortgagee has the option to use the
                                        funds to pay down the Mortgage Loan.
--------------------------------------------------------------------------------

                                        A holdback of $652,000 was taken upon
                                        the closing date of the related Mortgage
                                        Loan and provided no event of default
                                        has occurred, the Mortgagor may require
                                        the mortgagee to release so much of the
                                        holdback remaining in escrow, which when
                                        added with the outstanding principal
                                        amount(s) previously advanced, provides
                                        for a minimum debt service coverage
                                        ratio equal to 1.20x amortized on a
Hancock Plaza (3408309)                 trailing three month basis as determined
                                        by the mortgagee based on underwritten
                                        cash flow. Additionally, the release is
                                        subject to Mortgagor obtaining a lease
                                        renewal for Dollar Tree for not less
                                        than 5 years. If on the date which is 24 month after the closing date of the related Mortgage Loan any of the holdback funds have not been released, such amounts may be applied to the Mortgage Loan.

                                        The closing date of the related Mortgage
                                        Loan was October 29, 2007.
--------------------------------------------------------------------------------
                                        A holdback reserve of $376,000 was taken on the closing date of the related Mortgage Loan. Mortgagor can obtain a release of such funds, provided that the mortgagee is in receipt of evidence that:

Del Paso Retail (3409100)                     (i) the debt service coverage
                                           ratio is at least 1.20x,

                                              (ii) the Mortgaged Property has a
                                           12 month history of stable operations
                                           (determined in mortgagee's sole
                                           discretion) and

                                              (iii) the Mortgaged Property is at
                                           least 95% occupied by tenants under
                                           Leases which comply with the terms of
                                           the related loan agreement.

                                        If the foregoing conditions are not
                                        satisfied within 24 months of the
                                        November 14, 2007 Mortgage Loan closing
                                        date, the mortgagee may use the funds to
                                        reduce the principal balance under the
                                        Mortgage Note or hold the funds as
                                        additional collateral for the Mortgage
                                        Loan.
--------------------------------------------------------------------------------

                                REPRESENTATION 6
                         Assignment of Leases and Rents.
                         -------------------------------

--------------------------------------------------------------------------------
To the extent that the related Mortgage Loan Mortgagor leases all or part of the related Mortgaged Property to a master lessee, which master lessee enters into leases with tenants of such related Mortgaged Property, such master lessee owns an interest in any payments due under such related leases.
--------------------------------------------------------------------------------

                                REPRESENTATION 9
                                 Mortgage Lien.
                                 --------------

--------------------------------------------------------------------------------
Cincinnati MOB Portfolio (3406143)      The Mortgaged Property is subject to
                                        five Ground Leases. The related ground
                                        lessor possesses a right of first
                                        refusal to purchase the Mortgagor's
                                        interest in the Ground Leases and the
                                        Mortgaged Property in the event that the
                                        Mortgagor sells the Mortgaged Property.
--------------------------------------------------------------------------------

                                REPRESENTATION 10
                                  UCC Filings.
                                  ------------

--------------------------------------------------------------------------------
Summit Apartments - San Marcos, TX      A UCC-1 Financing Statement has not been
(3405234)                               filed with the secretary of state of
                                        Texas.
--------------------------------------------------------------------------------

                                REPRESENTATION 12
       Condition of Mortgaged Property; No Condemnation; No Encroachments.
       -------------------------------------------------------------------

--------------------------------------------------------------------------------
Northbelt Corporate Center (3407581)    No repair reserve funds were required to
                                        be escrowed, however the Mortgaged
                                        Property Condition Report noted that
                                        certain finishes on the entrances,
                                        common areas and corridors needed to be
                                        completed, some HVAC replacement and
                                        certain other repairs need to be
                                        completed.
--------------------------------------------------------------------------------

                                REPRESENTATION 14
                                   Insurance.
                                   ----------

--------------------------------------------------------------------------------
Some Loan Documents provide that the loss of rents or income, as applicable, will be insured until completion of Restoration or the expiration of twelve (12) months, whichever first occurs.
--------------------------------------------------------------------------------
Ramona Expressway (59739)               The related Mortgaged Property is
                                        located in the State of California;
Visconti (3400666)                      however seismic insurance may not be
                                        maintained.
Margarita Crossings (3401239)

Cypress I  (3405620)

2404 Wilshire Lofts (3405735)

Smith Barney Building (3406564)

Superior Self Storage (3406736)

Friar's Village Shopping Center
(3407751)

Del Sol Inn (3408299)

2285 Longport Court (3409042)

Frontier Dental (3409088)

Del Paso Retail (3409100)
--------------------------------------------------------------------------------
CVS Portfolio Louisiana (3406312)       The related Mortgaged Property is
                                        located in Texas, Louisiana,
CVS - Gulfport (3406313)                Mississippi, Alabama, Georgia, North
                                        Carolina or South Carolina; however
                                        windstorm insurance may not be
                                        maintained.
--------------------------------------------------------------------------------
Rite Aid (Dallas) - Shavertown, PA      The insurance required by the related
(3405720)                               Lease is deemed to satisfy the related
                                        Loan Document insurance requirements.
1093 Broadway (3405857)

CVS Portfolio Texas (3405982)

Stock Building Supply (3405991)

Rite Aid  - East Stroudsburg, PA
(3406286)

CVS Portfolio Louisiana (3406312)

CVS - Gulfport (3406313)

Walgreens - Youngstown (3407103)

Walgreens - Arvada (3407481)

Walgreens - Niles (3408175)

Walgreens - Evans (3408176)

Walgreens - Ft. Collins (3408177)
--------------------------------------------------------------------------------
Ramona Expressway (59739)               The related Mortgage Loan amount exceeds
                                        $20,000,000; however, the related Loan
Lake Pleasant Pavilion (3402394)        Documents require the insurer(s) to have
                                        a claims paying ability rating of "BBB"
Eastern Silverado Center (3405207)      or better by Standard & Poor's and
                                        "Baa2" by Moody's (or such other ratings
Blanton Commons (3405433)               promulgated from time to time by
                                        Standard & Poor's and Moody's for
Cypress I (3405620)                     properties and transactions similar in
                                        type and size to the Mortgaged Property
Northampton Village I (3406008)         and the Mortgage Loan) and/or a general
                                        policy rating of "A" or better and a
                                        financial class of "VIII" or better by
                                        A.M. Best Company, Inc.
--------------------------------------------------------------------------------
4055 10th Avenue (3404906)              The related Mortgage Loan amount exceeds
                                        $20,000,000; however, the related Loan
                                        Documents require the insurer(s) to have
                                        a claims paying ability rating of "BBB"
                                        or better by Standard & Poor's and
                                        "Baa2" by Moody's (or such other ratings
                                        promulgated from time to time by
                                        Standard & Poor's and Moody's for
                                        properties and transactions similar in
                                        type and size to the Mortgaged Property
                                        and the Mortgage Loan) and/or a general
                                        policy rating of "A-" or better and a
                                        financial class of "XV" or better by
                                        A.M. Best Company, Inc.
--------------------------------------------------------------------------------
Midtown Retail (3406690)                With respect to two parcels of the
                                        Mortgaged Property, the insurance
                                        required by the related lease is deemed
                                        to satisfy the related Loan Document
                                        insurance requirements.
--------------------------------------------------------------------------------
450 7th Avenue (3402195)                Terrorism insurance is not required for
                                        the Mortgaged Property; however, there
                                        currently is terrorism insurance in
                                        place for such Mortgaged Property under
                                        an umbrella policy.
--------------------------------------------------------------------------------
Smith Barney Building (3406564)         The related Mortgagor's obligation to
                                        maintain terrorism insurance is subject
                                        to a cap in the amount of premiums the
                                        related Mortgagor is obligated to pay
                                        for such insurance. In addition, an
                                        approved indemnitor may supply a
                                        guaranty in lieu of terrorism insurance.
--------------------------------------------------------------------------------
Collier Center (3406454)                The related Mortgagor's obligation to
                                        maintain terrorism insurance is subject
Sawgrass Mills (3407000)                to a cap in the amount of premiums the
                                        related Mortgagor is obligated to pay
Arundel Mills (3407568)                 for such insurance.

1010 Executive Center (3407968)

The Sherwood Corporate Center
(3408015)

Sherman Oaks Marriott (3408214)
--------------------------------------------------------------------------------
500 Virginia Drive (3406633)            In the event that the Terrorism Risk
                                        Insurance Act is no longer in effect,
                                        the insurance premiums payable by the
                                        Mortgagor for terrorism insurance
                                        coverage must not exceed 200% of the
                                        cost of stand-alone terrorism insurance
                                        coverage as of the closing date of the
                                        Mortgage Loan, as adjusted for increases
                                        in the consumer price index.
--------------------------------------------------------------------------------
Collier Center (3406454)                The Mortgage Loan amount exceeds $20
                                        million and the related loan agreement
                                        requires insurers to "have the following
                                        claims paying ability ratings by at
                                        least two Rating Agencies, one of which
                                        must be S&P or such other Rating
                                        Agencies approved by the mortgagee: (i)
                                        for the coverages referenced in Sections
                                        8.1(a)(i), (iii), (viii) and (x) hereof;
                                        (A) sixty percent (60%) of the insurance
                                        coverage must be provided by insurance
                                        carriers with ratings of "AA" or better,
                                        (B) thirty percent (30%) of the
                                        insurance coverage (exclusive of that in
                                        Section 8.1(b)(i)(A) above (terrorism
                                        coverage)) must be provided by insurance
                                        carriers with a rating of "BB" or
                                        better; and (C) up to ten percent (10%)
                                        of the insurance coverage may be
                                        provided by insurance carriers that are
                                        not rated by S&P, provided, however,
                                        such carriers must have an A.M. Best
                                        Company, Inc. (Best) claims paying
                                        ability of "A" or better and a financial
                                        size category of not less than "X"; and
                                        (ii) for the coverages referenced in
                                        subsection 8.1(a)(ii), (iv), (v), (vi)
                                        and (viii) hereof, one hundred percent
                                        (100%) of the insurance coverage must be
                                        provided by insurance carriers with a
                                        rating of "A" or better."
--------------------------------------------------------------------------------
Gander Mountain Waukesha (3407919)      The related Mortgagor is not required to
                                        maintain terrorism coverage if the
                                        Mortgaged Property has been transferred
                                        to a Permitted Inland Entity, provided,
                                        that (i) Mortgagor notifies the
                                        mortgagee that it will self-insure, (ii)
                                        the applicable Permitted Inland Entity
                                        transferee ("Terrorism Guarantor")
                                        executes a guaranty for payment to the
                                        mortgagee of any sums which Mortgagor
                                        has elected to self-insure that would
                                        have been payable under the coverage
                                        otherwise required, (iii) Terrorism
                                        Guarantor has a minimum net worth of
                                        $300,000,000 and maintains a direct or
                                        indirect ownership interest in
                                        Mortgagor, and (iv) the aggregate LTV
                                        for all properties on which Terrorism
                                        Guarantor has a direct or indirect
                                        ownership interest does not exceed 55%
                                        (except that LTV may exceed 55% for a
                                        period of no more than 6 months out of
                                        any 12 month period either (a) during
                                        the time period that Terrorism Guarantor
                                        is offering securities to the public or
                                        (b) in the business judgment of
                                        Terrorism Guarantor, exceeding 55% LTV
                                        is necessary given existing credit
                                        environment, but in no event must LTV
                                        exceed (1) 65% if guarantor's net worth
                                        is greater than or equal to $300,000,000
                                        and less than $400,000,000 or (2) 70% if
                                        guarantor's net worth is at least
                                        $400,000,000.
--------------------------------------------------------------------------------
Sawgrass Mills (3407000)                The loan amount is above $20 million,
                                        and the related loan agreement provides
Arundel Mills (3407568)                 that, depending on the number of
                                        insurers, up to 40% may have a claims
                                        paying ability rating of "BBB" or
                                        better.
--------------------------------------------------------------------------------

                                REPRESENTATION 17
                             Additional Collateral.
                             ----------------------

--------------------------------------------------------------------------------
Sawgrass Mills (3407000)                The related Mortgage Loan, is part of a
                                        split loan structure comprised of five
                                        pari passu notes totaling $820,000,000
                                        (Sawgrass Mills Note A-1 $150,000,000
                                        held by the trust established in
                                        connection with the issuance of the J.P.
                                        Morgan Chase Commercial Mortgage
                                        Securities Trust 2007-LDP12, Commercial
                                        Mortgage Pass-Through Certificates,
                                        Series 2007-LDP12; Sawgrass Mills Note
                                        A-2 $139,411,765 held by the trust
                                        established in connection with the
                                        issuance of the J.P. Morgan Chase
                                        Commercial Mortgage Securities Trust
                                        2007-CIBC20, Commercial Mortgage
                                        Pass-Through Certificates, Series
                                        2007-CIBC20; Sawgrass Mills Note A-3
                                        $132,647,059 held by the trust
                                        established in connection with the
                                        issuance of the Banc of America
                                        Commercial Mortgage Inc., Commercial
                                        Pass-Through Certificates, Series 2007-4
                                        Sawgrass Mills Note A-4 $132,647,059
                                        included in the Trust Fund; and Sawgrass
                                        Mills Note A-5 $265,294,117 held by
                                        Nomura Credit & Capital, Inc.) and three
                                        subordinate notes totaling $30,000,000
                                        (Sawgrass Mills Note B-1 $10,588,235.30
                                        held by JPMorgan Chase Bank, N.A.,
                                        Sawgrass Mills Note B-2 $9,705,882.35
                                        held by Bank of America, N.A. and
                                        Sawgrass Mills Note B-3 $9,705,882.35
                                        held by Nomura Credit & Capital, Inc.).
--------------------------------------------------------------------------------
Arundel Mills (3407568)                 The $128,333,333 Note A-2 is in the
                                        pool, but the $128,333,334 Note A-1 and
                                        $128,333,333 Note A-3 are not. The Note
                                        A-1, Note A-2 and Note A-3 are pari
                                        passu.
--------------------------------------------------------------------------------
Smith Barney Building (3406564)         The $99,600,000 Note A is in the pool,
                                        but the $10,700,000 Note B is not. The
                                        Note B was sold to CBRE Realty Finance,
                                        and there is an Intercreditor Agreement
                                        dated July 3, 2007 subordinating the
                                        Note B to the Note A.
--------------------------------------------------------------------------------
Green Oak Village Place (3403670)       The $67,525,000 Note A is in the pool,
                                        but the $7,475,000 Note B is not. The
                                        Note B is held by Bank of America, N.A.
                                        and there is an Intercreditor Agreement
                                        dated December 1, 2007 subordinating the
                                        Note B to the Note A.
--------------------------------------------------------------------------------
West Hartford Portfolio (3404396)       The $37,179,141 Note A is in the pool,
                                        but the $2,798,430 Note B is not. The
                                        Note B was sold to RCG Longview, and
                                        there is an Intercreditor Agreement
                                        dated August 20, 2007 subordinating the
                                        Note B to the Note A.
--------------------------------------------------------------------------------
CVS Portfolio Texas (3405982)           For CVS Portfolio Texas $12,060,000 Note
                                        A-2 is in the pool, but the $12,060,000
                                        Note A-1 is not. The CVS Portfolio Texas
                                        Note A-1 and Note A-2 are pari passu.

CVS Portfolio Louisiana (3406312)       For CVS Portfolio Louisiana $12,717,500
                                        Note A-2 is in the pool, but the
                                        $12,717,500 Note A-1 is not. The CVS
                                        Portfolio Louisiana Note A-1 and Note
                                        A-2 are pari passu.

CVS - Gulfport (3406313)                For CVS - Gulfport $1,722,500 Note A-2
                                        is in the pool, but the $1,722,500 Note
                                        A-1 is not. The CVS - Gulfport Note A-1
                                        and Note A-2 are pari passu.
--------------------------------------------------------------------------------

                                REPRESENTATION 22
   Whole Loan; Interest Only; No Equity Participation or Contingent Interest.
   --------------------------------------------------------------------------

--------------------------------------------------------------------------------
Visconti (3400666)

The Pointe at Bridgeport (3403431)

Nyberg Woods Shopping Center
(3404603)

4055 10th Avenue (3404906)

Stock Building Supply (3405991)

Northampton Village I (3406008)

South Slope (3406011)

Cincinnati MOB Portfolio (3406143)

Simply Self Storage Portfolio II
(3406190)

Collier Office (3406454)

Smith Barney Building (3406564)         The related Mortgage Loan is
                                        interest-only for the term.
500 Virginia Drive (3406633)

Sawgrass Mills (3407000)

2 Overhill Road (3407315)

Walgreens - Arvada (3407481)

4000 Wisconsin Avenue (3407789)

Gander Mountain Waukesha (3407919)

Sherwood Corporate Center (3408015)

Walgreens - Niles (3408175)

Walgreens - Evans (3408176)

Walgreens - Ft. Collins (3408177)
--------------------------------------------------------------------------------
CVS Portfolio Texas (3405982)
                                        The related Mortgage Loan is
CVS Portfolio Louisiana (3406312)       interest-only for 6 years.

CVS - Gulfport (3406313)
--------------------------------------------------------------------------------
Lake Pleasant Pavilion (3402394)

Green Oak Village Place (3403670)

Blanton Commons (3405433)

Cypress I (3405620)

2404 Wilshire Lofts (3405735)

Colonnade at Kings Grant (3405948)      The related Mortgage Loan is
                                        interest-only for 5 years.
Superior Self Storage (3406736)

708 Third Avenue (3406741)

Summit Office Campus (3407712)

Friar's Village Shopping Center
(3407751)

CVS - Federal Hill (3408238)
--------------------------------------------------------------------------------
Ramona Expressway (59739)

Margarita Crossings (3401239)

Bella Sonoma II (3402986)

Issaquah Highlands Town Center
(3404354)

Cliffbrook Condominiums (3404896)

Summit Apartments - San Marcos, TX      The related Mortgage Loan is
(3405234)                               interest-only for 3 years.

801 Lexington Avenue (3406099)

Harwin-Point West (3407545)

Arundel Mills (3407568)

Sovereign Bank Building (3407883)

1247 Ward Avenue (3407946)

1010 Executive Center (3407968)

Olde Towne Marketplace (3408543)
--------------------------------------------------------------------------------
West Hartford Portfolio (3404396)

Richmar Plaza (3405205)

Eastern Silverado Center (3405207)

Holiday Inn San Antonio (3405632)       The related Mortgage Loan is
                                        interest-only for 2 years.
Midtown Retail (3406690)

North Benson Center (3407104)

River Place Office (3409024)
--------------------------------------------------------------------------------
Northbelt Corporate Center (3407581)    The related Mortgage Loan is
                                        interest-only for 1 year.
--------------------------------------------------------------------------------
Frontier Dental (3409088)               The related Mortgage Loan is
                                        interest-only for 6 months.
--------------------------------------------------------------------------------

                                REPRESENTATION 23
                         Transfers and Subordinate Debt.
                         -------------------------------

--------------------------------------------------------------------------------
Cincinnati MOB Portfolio (3406143)      The Mortgaged Property is subject to
                                        five Ground Leases. In the event of a
                                        default by Mortgagor under the related
                                        Loan Documents which results in a
                                        foreclosure sale or similar sale of the
                                        Mortgaged Property, the related Ground
                                        Lessor may purchase from the mortgagee
                                        any notes, mortgage and Loan Documents
                                        for an amount equal to the outstanding
                                        principal, interest and any other
                                        amounts due under the Loan Documents.
--------------------------------------------------------------------------------
Sawgrass Mills (3407000)                The related Mortgage Loan, is part of a
                                        split loan structure comprised of five
                                        pari passu notes totaling $820,000,000
                                        (Sawgrass Mills Note A-1 $150,000,000
                                        held by the trust established in
                                        connection with the issuance of the J.P.
                                        Morgan Chase Commercial Mortgage
                                        Securities Trust 2007-LDP12, Commercial
                                        Mortgage Pass-Through Certificates,
                                        Series 2007-LDP12; Sawgrass Mills Note
                                        A-2 $139,411,765 held by the trust
                                        established in connection with the
                                        issuance of the J.P. Morgan Chase
                                        Commercial Mortgage Securities Trust
                                        2007-CIBC20, Commercial Mortgage
                                        Pass-Through Certificates, Series
                                        2007-CIBC20; Sawgrass Mills Note A-3
                                        $132,647,059 held by the trust
                                        established in connection with the
                                        issuance of the Banc of America
                                        Commercial Mortgage Inc., Commercial
                                        Pass-Through Certificates, Series 2007-4
                                        Sawgrass Mills Note A-4 $132,647,059
                                        included in the Trust Fund; and Sawgrass
                                        Mills Note A-5 $265,294,117 held by
                                        Nomura Credit & Capital, Inc.) and three
                                        subordinate notes totaling $30,000,000
                                        (Sawgrass Mills Note B-1 $10,588,235.30
                                        held by JPMorgan Chase Bank, N.A.,
                                        Sawgrass Mills Note B-2 $9,705,882.35
                                        held by Bank of America, N.A. and
                                        Sawgrass Mills Note B-3 $9,705,882.35
                                        held by Nomura Credit & Capital, Inc.).
--------------------------------------------------------------------------------
Arundel Mills (3407568)                 The $128,333,333 Note A-2 is in the
                                        pool, but the $128,333,334 Note A-1 and
                                        $128,333,333 Note A-3 are not. The Note
                                        A-1, Note A-2 and Note A-3 are pari
                                        passu.
--------------------------------------------------------------------------------
Smith Barney Building (3406564)         The $99,600,000 Note A is in the pool,
                                        but the $10,700,000 Note B is not. The
                                        Note B was sold to CBRE Realty Finance,
                                        and there is an Intercreditor Agreement
                                        dated July 3, 2007 subordinating the
                                        Note B to the Note A.
--------------------------------------------------------------------------------
Green Oak Village Place (3403670)       The $67,525,000 Note A is in the pool,
                                        but the $7,475,000 Note B is not. The
                                        Note B is held by Bank of America, N.A.
                                        and there is an Intercreditor Agreement
                                        dated December 1, 2007 subordinating the
                                        Note B to the Note A.
--------------------------------------------------------------------------------
West Hartford Portfolio (3404396)       The $37,179,141 Note A is in the pool,
                                        but the $2,798,430 Note B is not. The
                                        Note B was sold to RCG Longview, and
                                        there is an Intercreditor Agreement
                                        dated August 20, 2007 subordinating the
                                        Note B to the Note A.
--------------------------------------------------------------------------------
CVS Portfolio Texas (3405982)           For CVS Portfolio Texas $12,060,000 Note
                                        A-2 is in the pool, but the $12,060,000
                                        Note A-1 is not. The CVS Portfolio Texas
                                        Note A-1 and Note A-2 are pari passu.

CVS Portfolio Louisiana (3406312)       For CVS Portfolio Louisiana $12,717,500
                                        Note A-2 is in the pool, but the
                                        $12,717,500 Note A-1 is not. The CVS
                                        Portfolio Louisiana Note A-1 and Note
                                        A-2 are pari passu.

CVS - Gulfport (3406313)                For CVS - Gulfport $1,722,500 Note A-2
                                        is in the pool, but the $1,722,500 Note
                                        A-1 is not. The CVS - Gulfport Note A-1
                                        and Note A-2 are pari passu.
--------------------------------------------------------------------------------

                                REPRESENTATION 24
                         (24) Waivers and Modification.
                         ------------------------------

--------------------------------------------------------------------------------
Green Oak Village Place (3403670)       Pursuant to a note splitter dated
                                        December 1, 2007, the original
                                        $75,000,000 loan was split into a
                                        $67,525,000 Note A and a $7,475,000 Note
                                        B.
--------------------------------------------------------------------------------

                                REPRESENTATION 26
                         Releases of Mortgaged Property.
                         -------------------------------

--------------------------------------------------------------------------------
Sawgrass Mills (3407000)                The related Mortgagor may (i) make
                                        transfers of immaterial or non-income
Arundel Mills (3407568)                 producing portions of the Mortgaged
                                        Property to any federal, state or local
                                        government or any political subdivision
                                        thereof in connection with takings or
                                        condemnations of any portion of the
                                        Mortgaged Property for dedication or
                                        public use, (ii) make transfers of
                                        non-income producing portions of the
                                        Mortgaged Property, including portions
                                        of the Mortgaged Property's "ring road"
                                        to third parties, including, owners of
                                        out parcels and department store pads,
                                        pads for office buildings, hotels or
                                        other properties for the purpose of
                                        erecting and operating additional
                                        structures or parking facilities whose
                                        use is integrated and consistent with
                                        the use of the Mortgaged Property and
                                        (iii) dedicate portions of the Mortgaged
                                        Property or grant easements,
                                        restrictions, covenants, reservations
                                        and rights of way in the ordinary course of business for traffic circulation, ingress, egress, parking, access, utilities lines or for other similar purposes; provided, however, it must be a condition to any of the transfers in
                                        (ii) and (iii) above that no transfer,
                                        conveyance or other encumbrance will
                                        result in a Material Adverse Effect as
                                        stated in an Officer's Certificate.

                                        In connection with the sale of air
                                        rights above the Improvements to a third
                                        party for development of a condo or
                                        vertical space subdivision of
                                        improvements to be constructed by such
                                        third party, the mortgagee is required
                                        to partially release from the lien of
                                        its security such air space for no
                                        consideration.
--------------------------------------------------------------------------------
Arundel Mills (3407568)                 In connection with the sale of air
                                        rights above the Improvements located on
                                        the Property to a third party for
                                        development of a condominium or vertical
                                        space subdivision of improvements to be
                                        constructed by such third party or sold
                                        in the air space, the mortgagee will
                                        also partially release from the lien of
                                        its security such air space for no
                                        consideration to be paid by the related
                                        Borrower or Guarantor to the mortgagee.
                                        The mortgagee is permitted to require a
                                        REMIC opinion.
--------------------------------------------------------------------------------
Sherman Oaks Marriott (3408214)         Provided no event of default exists
                                        under the Loan Documents, the Mortgagor
                                        may obtain the release of the "Right of
                                        Way" (as defined in the Loan Documents)
                                        from the lien of the Mortgage upon the
                                        satisfaction of the terms and conditions
                                        set forth in the Loan Documents,
                                        including, but not limited to: (i) the
                                        Right of Way must be conveyed to the
                                        appropriate governmental entity; (ii)
                                        the Mortgagor must deliver evidence to
                                        the mortgagee that the remaining
                                        property materially complies with all
                                        applicable zoning laws; (iii) the
                                        mortgagee must receive endorsements to
                                        the title policy insuring that the title
                                        insurance policy is not adversely
                                        impaired by such release; (iv) the
                                        release must not violate the terms of
                                        the related hotel franchise agreement;
                                        and (v) the Mortgagor must submit a
                                        release of lien to the mortgagee for
                                        execution and pay all of the mortgagee's
                                        costs and expenses in connection with
                                        review of such release or the review of
                                        any other documentation reasonably
                                        requested by the mortgagee.
--------------------------------------------------------------------------------
West Hartford Portfolio (3404396)       The related Loan Documents permit the
                                        related borrower to obtain the release
                                        of one or more of the individual
                                        properties from the lien of the related
                                        Mortgaged Property at any time after
                                        March 1, 2008 subject to the
                                        satisfaction of certain conditions,
                                        including, but not limited to: (i) no
                                        event of default has occurred and is
                                        continuing; (ii) payment by the related
                                        borrower of (A) 115% of allocated loan
                                        amount applicable to any individual
                                        property in the "Forest Portfolio" (as
                                        such term is used in the related Loan
                                        Documents), (B) 110% of allocated loan
                                        amount applicable to any individual
                                        property in the "Benton Portfolio" (as
                                        such term is used in the related Loan
                                        Documents) or (C) 100% of allocated loan
                                        amount applicable to any individual
                                        property in the "Woodland Portfolio" (as
                                        such term is used in the related Loan
                                        Documents), which such payment will be
                                        allocated between the related Note A and
                                        Note B in the mortgagee's sole
                                        discretion; provided that such payment
                                        must not reduce the outstanding
                                        principal balance of the related
                                        Mortgage Loan to less than $20,000,000;
                                        (iii) the debt service coverage ratio of
                                        the related Mortgaged Property remaining
                                        following such release must not be less
                                        than (Y) 1.20x with respect to the Note
                                        A and (Z) 1.05x with respect to the
                                        related Note A and Note B on an
                                        aggregate basis; and (v) if required by
                                        the mortgagee, the mortgagee must
                                        receive confirmation from the rating
                                        agencies that the release of such
                                        individual property will not result in a
                                        qualification, downgrade or withdrawal
                                        of the ratings issued, or to be issued,
                                        in connection with a securitization
                                        involving the related Mortgage Loan.
--------------------------------------------------------------------------------
Cincinnati MOB Portfolio (3406143)      The related Loan Documents permit the
                                        related borrower to obtain the release
                                        of an individual property from the lien
                                        of the related Mortgaged Property at any
                                        time after July 20, 2008 subject to the
                                        satisfaction of certain conditions,
                                        including, but not limited to: (i) no
                                        event of default has occurred and is
                                        continuing; (ii) payment by the related
                                        borrower of 115% of allocated loan
                                        amount applicable to such individual
                                        property; (iii) after giving effect to
                                        such release the debt service coverage
                                        ratio for the remaining Mortgaged
                                        Property must be at least equal to the
                                        greater of (A) the debt service coverage
                                        ratio for the 12 full calendar months
                                        preceding the closing date of the
                                        Mortgage Loan and (B) the debt service
                                        coverage ratio for all of the then
                                        remaining individual properties for the
                                        12 full calendar months preceding such
                                        release; and (iv) the mortgagee must
                                        receive evidence that the individual
                                        property to be released will be conveyed
                                        to a person other than the related
                                        borrower or borrower principal.
--------------------------------------------------------------------------------

                                REPRESENTATION 27
                                   Defeasance.
                                   -----------

--------------------------------------------------------------------------------
With respect to certain of the Mortgage Loans, the substitute collateral constituting "government securities" is required to be in an amount sufficient to make all scheduled payments through the end of the prepayment lockout period rather than through the maturity date of the related Mortgage Loan.
--------------------------------------------------------------------------------
Sawgrass Mills (3407000)                In connection with a defeasance, the
                                        related Mortgagor is not responsible for
Arundel Mills (3407568)                 the payment of servicing fees in excess
                                        of $10,000.
--------------------------------------------------------------------------------

                                REPRESENTATION 28
           Local Law Compliance; Non-Conforming Uses or Improvements.
           ----------------------------------------------------------

--------------------------------------------------------------------------------
Sawgrass Mills (3407000)                Section V of the zoning report for the
                                        Mortgaged Property notes several
                                        outstanding building and zoning
                                        violations with respect to the Mortgaged
                                        Property. The zoning report states that
                                        the failure to resolve the outstanding
                                        zoning violations will result in fines
                                        and assessments by the municipality
                                        against the owner of the Mortgaged
                                        Property.
--------------------------------------------------------------------------------

                                REPRESENTATION 30
                             Single-Purpose Entity.
                             ----------------------

--------------------------------------------------------------------------------
The mortgage lender typically does not require that a Mortgagor have an outside independent director or member in connection with mortgage loans with an original principal balance of less than $30,000,000.
--------------------------------------------------------------------------------
Walgreens - Evans (3408176)             The aggregate original principal balance
                                        of these related, cross-collateralized
Walgreens - Niles (3408175)             Mortgage Loans is in excess of
                                        $5,000,000; however one Mortgagor owns
                                        both of the Mortgaged Properties.
--------------------------------------------------------------------------------
450 7th Avenue (3402195)                The original principal balance of the
                                        related Mortgage Loan is in excess of
                                        $15,000,000; however Mortgagor's
                                        organizational documents do not contain
                                        separateness provisions.
--------------------------------------------------------------------------------
500 Virginia Drive (3406633)            The original principal balance of the
                                        related Mortgage Loan is in excess of
                                        $30,000,000, however Mortgagor is not
                                        required to have an outside independent
                                        director or member.
--------------------------------------------------------------------------------
Ramona Expressway (59739)               The original principal balance of the
                                        related Mortgage Loan is in excess of
                                        $20,000,000, however the Mortgage File
                                        does not contain a counsel's opinion
                                        regarding non-consolidation of the
                                        related mortgagor.
--------------------------------------------------------------------------------
Lake Pleasant Pavilion (3402394)        The original principal balance of the
                                        related Mortgage Loan is in excess of
                                        $20,000,000, however the Mortgage File
                                        does not contain a counsel's opinion
                                        regarding non-consolidation of the
                                        related mortgagor.
--------------------------------------------------------------------------------
The Pointe at Bridgeport (3403431)      The original principal balance of the
                                        related Mortgage Loan is in excess of
                                        $20,000,000, however the Mortgage File
                                        does not contain a counsel's opinion
                                        regarding non-consolidation of the
                                        related mortgagor.
--------------------------------------------------------------------------------
Eastern Silverado Center (3405207)      The original principal balance of the
                                        related Mortgage Loan is in excess of
                                        $20,000,000, however the Mortgage File
                                        does not contain a counsel's opinion
                                        regarding non-consolidation of the
                                        related mortgagor.
--------------------------------------------------------------------------------
Cypress I (3405620)                     The original principal balance of the
                                        related Mortgage Loan is in excess of
                                        $20,000,000, however the Mortgage File
                                        does not contain a counsel's opinion
                                        regarding non-consolidation of the
                                        related mortgagor.
--------------------------------------------------------------------------------
Simply Self Storage Portfolio II        The original principal balance of the
(3406190)                               related Mortgage Loan is in excess of
                                        $20,000,000, however the Mortgage File
                                        does not contain a counsel's opinion
                                        regarding non-consolidation of the
                                        related mortgagor.
--------------------------------------------------------------------------------
4000 Wisconsin Avenue (3407789)         The original principal balance of the
                                        related Mortgage Loan is in excess of
                                        $20,000,000, however the Mortgage File
                                        does not contain a counsel's opinion
                                        regarding non-consolidation of the
                                        related mortgagor.
--------------------------------------------------------------------------------
Richmar Plaza (3405205)                 The original principal balance of the
                                        related Mortgage Loan is in excess of
Sawgrass Mills (3407000)                $5,000,000; however Mortgagor previously
                                        owned certain Mortgaged Property other
Summit Office Campus (3407712)          than the Mortgaged Property.
--------------------------------------------------------------------------------

                                REPRESENTATION 31
                                  No Advances.
                                  ------------

Arundel Mills (3407568)                 The related Mortgaged Property is owned
                                        by the owner of the related Mortgagor,
CVS - Federal Hill (3408238)            and such Mortgagor executed the related
                                        Mortgage Note and Loan Agreement. The
                                        related Mortgage Loan is secured by an
                                        Indemnity Guaranty and an Indemnity Deed
                                        of Trust, Assignment of Leases and
                                        Rents, Security Agreement and Fixture
                                        Filing, which documents have been
                                        executed by the owner of the related
                                        Mortgagor. This structure is known as an
                                        Indemnity Deed of Trust, which is
                                        specific to the State of Maryland.
--------------------------------------------------------------------------------

                                REPRESENTATION 32
                        Litigation or Other Proceedings.
                        --------------------------------

--------------------------------------------------------------------------------
Sawgrass Mills (3407000)                Search results included in the Mortgage
                                        Loan file noted pending suits and
                                        judgments against Sunrise Mills (MLP)
                                        Limited Partnership, Sawgrass Mills
                                        Phase II Limited Partnership, Sawgrass
                                        Mills Phase III Limited Partnership and
                                        The Mills Limited Partnership.

                                        In addition, the related loan agreement
                                        refers to an ongoing tax dispute which
                                        is being contested by the related
                                        Borrower.
--------------------------------------------------------------------------------

                                REPRESENTATION 41
                            Non-Recourse Exceptions.
                            ------------------------

--------------------------------------------------------------------------------
Issaquah Highlands Town Center
(3404354)

4055 10th Avenue (3404906)

Salisbury Green Apartments (3405162)

Alton Woods Apartments (3405163)

Blanton Commons (3405433)

CVS Portfolio Texas (3405982)
                                        The related borrower principal is not a
CVS Portfolio Louisiana (3406312)       natural person.

CVS - Gulfport (3406313)

708 Third Avenue (3406741)

4000 Wisconsin Avenue (3407789)

Gander Mountain Waukesha (3407919)

Bridgeport Shopping Center (3408565)
--------------------------------------------------------------------------------
Cypress I (3405620)                     The borrower principal of the sponsor is
                                        not a natural person.
Harwin-Point West (3407545)
--------------------------------------------------------------------------------
Smith Barney Building (3406564)         Except with respect to an environmental
                                        guaranty entered into by the related
                                        Mortgagor, the Mortgage Loan is
                                        non-recourse.
--------------------------------------------------------------------------------
Cincinnati MOB Portfolio (3406143)      The Mortgage Loan is not recourse as to
                                        misapplication of rents, insurance
Arundel Mills (3407568)                 proceeds or condemnation awards.
--------------------------------------------------------------------------------
Sawgrass Mills (3407000)                The Mortgage Loan is a fully recourse
                                        loan with a payment guaranty made by an
Arundel Mills (3407568)                 entity which is not a natural person.
--------------------------------------------------------------------------------
Nyberg Woods Shopping Center            There is no borrower principal in
(3404603)                               connection with the related Mortgage
                                        Loan.
Cincinnati MOB Portfolio (3406143)

Collier Office (3406454)

Smith Barney Building (3406564)
--------------------------------------------------------------------------------

                                REPRESENTATION 42
                              Separate Tax Parcels.
                              ---------------------

--------------------------------------------------------------------------------
Collier Center (3406454)                Pursuant to Section 5.23 of the Mortgage
                                        Loan Agreement, the Mortgagor is to use
                                        its commercially reasonably efforts to
                                        deliver to the mortgagee within 12
                                        months of the closing date of the
                                        related Mortgage Loan, evidence that the Mortgaged Property is assessed for real estate tax purposes as one or more wholly independent tax lots. Until such evidence is delivered, Mortgagor acknowledges and agrees that in the event that funds are required to be deposited into the Tax and Insurance
                                        Reserve Account, such funds will include an amount sufficient to pay all "Taxes and Other Charges" levied or imposed against any adjoining land not constituting a part of the Mortgaged
                                        Property which are taxed together with
                                        the Mortgaged Property.

                                        The closing date of the Mortgage Loan
                                        was June 28, 2007.
--------------------------------------------------------------------------------

                                REPRESENTATION 43
                              Financial Statements.
                              ---------------------

--------------------------------------------------------------------------------
Some Loan Documents provide that annual financial statements will be audited by an upon the request of the holder of the Mortgage Loan only following the occurrence of an event of default under such Loan Documents or only if financial statements are not delivered in a timely fashion.
--------------------------------------------------------------------------------
Northampton Village I (3406008)         The original principal balance of the
                                        related Mortgage Loan is in excess of
Sawgrass Mills (3407000)                $20,000,000; however audited financial
                                        statements are not required.
Arundel Mills (3407568)
--------------------------------------------------------------------------------
Green Oak Village Place (3403670)       The original principal balance of the
                                        related Mortgage Loan is in excess of
Cypress I (3405620)                     $20,000,000; however audited financial
                                        statements are required only during an
                                        event of default.
--------------------------------------------------------------------------------

                                REPRESENTATION 44
                            Fee/Leasehold Properties.
                            -------------------------

--------------------------------------------------------------------------------
Nyberg Woods Shopping Center            The related Ground Lease is subject and
(3404603)                               subordinate to the lien of a Deed of
                                        Trust by landlord in favor of Umpqua
                                        Bank recorded September 29, 2006.
                                        Mortgagor subordinated the Ground Lease
                                        to such Deed of Trust pursuant to
                                        Amended and Restated Subordination,
                                        Non-Disturbance and Attornment Agreement
                                        made October 30, 2007.
--------------------------------------------------------------------------------
Holiday Inn San Antonio (3405632)       For so long as the Mortgage Loan remains
                                        outstanding and from and after any
                                        transfer through the exercise of the
                                        power of sale under the Mortgage or
                                        foreclosure by the mortgagee, or similar action or action in lieu of foreclosure, the Mortgaged Property may be used only for the operation of a motel/hotel and restaurant facility comparable to a
                                        "Holiday Inn" branded/flagged hotel.

                                        The Ground Lease does not provide that a notice of termination is ineffective against the mortgagee under such Mortgage Loan unless such termination is at the election of the Mortgagor; however, the related ground lessor is to provide notice of any default to mortgagee and mortgagee is permitted a reasonable opportunity to cure any such default.

                                        The Ground Lease does not require that
                                        the related ground lessor enter into a
                                        new lease with the mortgagee under such
                                        Mortgage Loan upon termination of such
                                        Ground Lease for any reason.

                                        The Ground Lease may be amended or
                                        modified without the consent of the
                                        mortgagee; however, the mortgagee will
                                        not be bound by or subject to any
                                        material or adverse amendment or
                                        modification not consented to by
                                        mortgagee.
--------------------------------------------------------------------------------
CVS Portfolio - Texas (3405982)         The Mortgaged Property is to be used
                                        solely for the purpose of the
                                        construction and operation of a retail
                                        drugstore/pharmacy and all related uses
                                        typically found in drug stores operated
                                        by the tenant (or its subtenant, Eckerd
                                        Corporation).

                                        The Ground Lease extends 20 years beyond
                                        the Stated Maturity Date of the Mortgage
                                        Loan; however, the Ground Lease does not
                                        extend 10 years beyond the amortization
                                        term of the Mortgage Loan.
--------------------------------------------------------------------------------
Cincinnati MOB Portfolio (3406143)      Mortgagor must use the Mortgaged
                                        Property only for the purposes of a
                                        medical office building, including
                                        medical offices, medical clinics,
                                        rehabilitation services and related
                                        services. All other uses will require
                                        the related ground lessor's prior
                                        written consent. Mortgagor many not make any material change, addition or alteration to the Mortgaged Property without the consent of the related ground lessor.

                                        The consent of the related ground lessor is required for assignments of each related Ground Lease. The Mortgagor may assign its interest to a mortgagee without such consent, so long as the assignee is not a "Competing Entity" (as defined in each Ground Lease).

                                        The related ground lessor and Mortgagor
                                        will share in condemnation awards. The
                                        portion of the total award attributable
                                        to the value of the unimproved Mortgaged
                                        Property must be allocated to the
                                        related ground lessor, and that portion
                                        of the total award attributable to the
                                        value of the improvements must be
                                        allocated between the related ground
                                        lessor and Mortgagor after taking into
                                        account the number of years remaining in the term and the condition of the improvements at the time of the taking.

                                        The related ground lessor has the right
                                        of approval of every tenant, subtenant
                                        and occupancy of space in the
                                        improvements located on the Mortgaged
                                        Property. Mortgagor will not sublease
                                        the Mortgaged Property without the prior
                                        written consent of the related ground
                                        lessor.
--------------------------------------------------------------------------------
Collier Center (3406454)                The related Ground Lease is silent with
                                        respect to the requirement that the
                                        consent of the related ground lessor is
                                        required for assignments of the Lease by the mortgagee. The related Ground Lease provides that the Tenant must notify ground lessor of any proposed or contemplated transfer by Tenant.

                                        The related Ground Lease does not
                                        require that the mortgagee or a trustee
                                        hold proceeds.
--------------------------------------------------------------------------------
Sawgrass Mills (3407000)                The Ground Lease covering "Phase V"
                                        states that Landlord is entitled to
                                        receive all of the insurance
                                        proceeds/condemnation awards, but agrees to make such proceeds/awards available to the Borrower for the reconstruction of the Mortgaged Property. Any excess proceeds/awards are required to be utilized to redeem the Series 2003 Bonds
                                        (as defined in the related Loan
                                        Documents).

                                        The Ground Lease does not require the
                                        related mortgagee's prior consent prior
                                        to amendments or modifications thereto.

                                        The related Ground Lease does not
                                        confirm that such Ground Lease has
                                        priority over any mortgage or other lien upon the related fee interest.

                                        The consent of the related ground lessor is required for assignments of the Ground Lease, unless it is a collateral assignment or mortgage of the leasehold estate, or unless the proposed assignee is a purchaser of the entire shopping center on the Mortgaged Property.

                                        The "Phase V" Ground Lease extends 20
                                        years beyond the Stated Maturity Date
                                        for the Mortgage Loan; however, the
                                        Ground Lease does not extend 10 years
                                        beyond the amortization term of the
                                        Mortgage Loan. The term of the Ground
                                        Lease may be sooner terminated in the
                                        event that the Series 2003 Bonds (as
                                        defined in the related Loan Documents)
                                        are retired prior to the natural
                                        expiration of the term of such Ground
                                        Lease, unless such retirement is done in connection with the issuance of refunding bonds, in which case the term of the Ground Lease will terminate when the refunding bonds are retired.

                                        The Ground Lease does not require that
                                        the related ground lessor enter into a
                                        new lease with the mortgagee under such
                                        Mortgage Loan upon termination of such
                                        Ground Lease for any reason.

                                        The Ground Lease relating to the "Phase
                                        V" Ground Lease is silent regarding a
                                        requirement for the related ground
                                        lessor to enter into a new Ground Lease
                                        with a mortgagee upon termination of
                                        such Ground Lease as a result of any
                                        default or as a result of a rejection of such Ground Lease in a bankruptcy proceeding involving the Mortgagor unless the mortgagee under such Mortgage Loan fails to cure a curable default of the lessee under such Ground Lease following notice thereof from the related ground lessor.

                                        The Ground Lease relating to the "Phase
                                        V" Ground Lease states that Landlord is
                                        entitled to receive all of the insurance proceeds/condemnation awards, but agrees to make such proceeds/awards available to Tenant for the reconstruction of the Premises. Any excess proceeds/awards must be utilized to redeem the Series 2003 Bonds.

                                        The Ground Lease relating to "Phase V"
                                        requires the related ground lessor's
                                        consent for subleases by the Mortgagor.

                                        The related Ground Lease covering "Phase
                                        V" of the Mortgaged Property does not
                                        require mortgagee's consent to amend or
                                        modify such Ground Lease.
--------------------------------------------------------------------------------
Summit Office Campus (3407712)          The related Ground Lease extends less
                                        than the greater of 10 years beyond the
                                        amortization term and 20 years beyond
                                        the Stated Maturity Date for the related
                                        Mortgage Loan.

                                        The Summit Office Campus Ground Lease
                                        expires on April 1, 2018, however Tenant
                                        has agreed to purchase the ground leased
                                        property for the sum of $100 at the
                                        expiration of the term following full
                                        payment of the Taxable Industrial
                                        Development Refunding Revenue Bonds
                                        (Summit Technology Center Project),
                                        Series 2007, in the maximum principal
                                        amount of $51,590,988.52.
--------------------------------------------------------------------------------
4000 Wisconsin Avenue (3407789)         Any alteration which will cost more than
                                        $250,000 or affect the structure element
                                        or the exterior appearance of the
                                        Mortgaged Property require the related
                                        ground lessor's prior written consent.
--------------------------------------------------------------------------------
Hancock Plaza (3408309)                 Mortgagor's right to make changes and
                                        alterations in, to, on or of the
                                        Mortgaged Property is subject to the
                                        related ground lessor's prior written
                                        consent, which consent or approval will
                                        not be unreasonably withheld or
                                        delayed..

                                        Mortgagor may assign the related Ground
                                        Lease or sublease the Mortgaged Property to an affiliate, without the related ground lessor's consent. All other assignments and subleases require the related ground lessor's written approval, which consent or approval will not be unreasonably withheld or delayed.. Mortgagor may place a mortgage in favor of an affiliate or an "Institutional Lender" (a bank, savings and loan, savings bank, insurance company, trust company, charitable institution, college or other institution of learning, pension, profit sharing or retirement fund or trust, governmental or quasi-governmental entity or any other organization similar to any of the foregoing, which makes loans on real estate) on its leasehold estate without the related ground lessor's consent. The consent of the ground lessor has been obtained for the assignment of the ground lease to the Trust.

                                        The related Ground Lease extends less
                                        than the greater of 10 years beyond the
                                        amortization term and 20 years beyond
                                        the Stated Maturity Date for the related
                                        Mortgage Loan. The Ground Lease expires
                                        on May 7, 2034.
--------------------------------------------------------------------------------

                                REPRESENTATION 45
                              Fee Simple Interest.
                              --------------------

--------------------------------------------------------------------------------
Arundel Mills (3407568)                 The related Mortgaged Property is owned
                                        by the owner of the related Mortgagor,
CVS - Federal Hill (3408238)            and such Mortgagor executed the related
                                        Mortgage Note and Loan Agreement. The
                                        related Mortgage Loan is secured by an
                                        Indemnity Guaranty and an Indemnity Deed
                                        of Trust, Assignment of Leases and
                                        Rents, Security Agreement and Fixture
                                        Filing, which documents have been
                                        executed by the owner of the related
                                        Mortgagor. This structure is known as an
                                        Indemnity Deed of Trust, which is
                                        specific to the State of Maryland.
--------------------------------------------------------------------------------

                           BACM 2007-5 SECURITIZATION
                           --------------------------

                                  SCHEDULE IIA
                                  ------------

                  EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES
                   WITH RESPECT TO THE BRIDGER MORTGAGE LOANS
                   ------------------------------------------

Schedule IIA (6) Assignment of Leases and Rents
-----------------------------------------------

      To the extent that a Mortgagor leases all or part of the Mortgaged Property to a master lessee, which master lessee enters into leases with tenants of such Mortgaged Property, such master lessee owns an interest in any payments due under such leases.

      With respect to the Budget Storage Portfolio I Mortgage Loan (Loan No. 24130) and the Budget Storage Portfolio II Mortgage Loan (Loan No. 25129), the borrowers under the related promissory notes (the "Borrowers") do not own the Mortgaged Properties that secure the related Mortgage Loans. Instead, a general partnership (which is an affiliate of the Borrowers and whose only partners are the Borrowers) owns the Mortgaged Properties that secure those two Mortgage Loans and, accordingly, has an interest in payments due under the related leases.

Schedule IIA (14) Insurance
---------------------------

      With respect to each Bridger Mortgage Loan, the related Mortgage requires the Mortgagor to maintain such insurance as the mortgagee may require, and thus permits the mortgagee to require the maintenance of the insurance described in this section.

      With respect to the 1200 Ashland Office Mortgage Loan (Loan No. 22594), the Mortgaged Property is part of a condominium and the condominium association insures against damage to, and maintains general liability insurance covering, the Mortgaged Property.

Schedule IIA (17) Additional Collateral
---------------------------------------

      The Loan Documents with respect to the Lockaway Storage - Sunnyvale Mortgage Loan (Loan No. 19289) permit the related Mortgagor, at any time more than thirty-six months after the securitization of such Mortgage Loan, to incur subordinate debt secured by the related Mortgaged Property if the mortgagee approves such subordinate debt in its discretion and the Mortgagor satisfies certain financial criteria and other requirements.

Schedule IIA (19) Environmental Conditions
------------------------------------------

      With respect to the Budget Storage Portfolio I Mortgage Loan (Loan No. 24130), a Phase I environmental site assessment conducted in August 2005 identified evidence that two underground storage tanks ("USTs") were on the Mortgaged Property. A Phase II environmental site assessment completed by Barry Isett & Associates ("BIA") confirmed the presence of the two USTs and recommended the removal of the USTs, which occurred in October 2006. Along with the removal of the USTs, three groundwater monitoring wells were installed and some contaminated soil was removed. Full soil remediation was not feasible due to the proximity of the contaminated soil to improvements situated on the Mortgaged Property. A letter from BIA dated June 4, 2007 stated that an additional subsurface investigation identified soil contamination above the Pennsylvania Department of Environmental Protection's ("PDEP") minimum guidelines and that the soil contamination is delineated horizontally and vertically, but it further stated that the source of the soil contamination has been removed. BIA submitted a final report requesting that PDEP provide "Relief of Liability" (the "Relief of Liability Request") eliminating the need for further soil remediation or monitoring. PDEP determined in connection with its review of the Relief of Liability Request that additional groundwater monitoring was required because the data from the groundwater monitoring wells identified groundwater contamination above PDEP's guidelines. BIA and the Mortgagor have submitted to PDEP a groundwater monitoring program that will sample the groundwater four to eight times on a quarterly basis. An environmental reserve of $125,000 (representing 125% of the environmental consultant's estimated maximum cost of any monitoring and potential future remediation) was established at the closing of the Mortgage Loan, which reserve will be disbursed upon the evidence that the groundwater contamination levels are below PDEP's minimum guidelines and the receipt of a no further action letter.

      With respect to the Broadway Plaza Retail Center Mortgage Loan (Loan No. 21261):

            (i) the related Environmental Report is not dated within the twelve months prior to the Closing Date; and

            (ii) an environmental site assessment conducted in July 2006 identified perchloroethylene concentrations above the levels of the Idaho Department of Environmental Quality's water quality standard and indicated that additional investigation was required. An ongoing quarterly groundwater monitoring program was instituted in 2004. An environmental reserve of $400,000 was established at the closing of the Mortgage Loan, and up to one-eleventh of the reserve will be disbursed once a calendar year to reimburse the Mortgagor for the quarterly groundwater monitoring program. But if the amount in the reserve is less than $78,500, then on the following payment date the Mortgagor will be required to deposit the amount the mortgagee directs to restore the balance of the reserve to $78,500.

      With respect to the Goshen Village Shoppes Mortgage Loan (Loan No. 24017), the related loan assumption agreements provide that the added tenant-in-common Mortgagors (the "New TICs," which term does not include the respective original Mortgagor) do not have any personal liability (whether under any recourse carve-outs or exceptions to non-recourse provisions or otherwise) for environmental matters.

Schedule IIA (21) Bankruptcy
----------------------------

      To the extent any Mortgagor leases all or part of the Mortgaged Property to tenants, the Seller makes no representation regarding the bankruptcy or insolvency of any tenant at the Mortgaged Property.

Schedule IIA (22) Whole Loan; Interest Only; No Equity Participation or Contingent Interest
-----------------------------------------------------------------------

      Each of the following Mortgage Loans provides for interest-only payments without principal amortization for the first two years of such Mortgage Loan's term:

            Loan No.          Mortgage Loan
            --------          -------------
            19364             Circleville Medical Mall

      Each of the following Mortgage Loans provides for interest-only payments without principal amortization for the first three years of such Mortgage Loan's term:

            Loan No.          Mortgage Loan
            --------          -------------
            21430             Budget Storage Portfolio I
            25129             Budget Storage Portfolio II
            21902             Monroe Medical Office
            21632             University Gateway North

      Each of the following Mortgage Loans provides for interest-only payments without principal amortization for the first five years of such Mortgage Loan's term:

            Loan No.          Mortgage Loan
            --------          -------------
            23796             Stone Canyon
            21261             Broadway Plaza Retail Center

      Each of the following Mortgage Loans provides for interest-only payments without principal amortization for the Mortgage Loan's entire term:

            Loan No.          Mortgage Loan
            --------          -------------
            24017             Goshen Village Shoppes

Schedule IIA (23) Transfers and Subordinate Debt
------------------------------------------------

      With respect to the Goshen Village Shoppes Mortgage Loan (Loan No. 24017):

            (i) the Loan Documents permitted the Mortgagor to transfer tenant-in-common interests in the Mortgaged Property provided that each purchaser of a tenant-in-common interest satisfied the mortgagee's single-purpose entity requirements and certain other conditions were satisfied, and such transfers were all completed within 90 days after the origination date of the Mortgage Loan; and

            (ii) the related tenant-in-common agreements provide that if tenants-in-common owning at least 70% of the interests in the Mortgaged Property (each, an "Approving TIC") vote to (a) approve a sale or refinancing of the Mortgaged Property, or (b) take action to prevent or cure an event of default under the Loan Documents, then each Approving TIC will have the right to purchase the interest of the tenants-in-common that voted against such decision. The purchase price for the options described above is determined under the tenant-in-common agreements, which generally require the TICs to obtain an independent appraisal for such determination.

Schedule IIA (24) Waivers and Modifications
-------------------------------------------

      With respect to the Wingate Inn - DFW Mortgage Loan (Loan No. 24785), the Loan Documents were amended to consent to and acknowledge the Mortgagor's existing unsecured subordinate debt.

Schedule IIA (28) Local Law Compliance; Non-Conforming Use or Improvements
--------------------------------------------------------------------------

      With respect to the Stone Canyon Mortgage Loan (Loan No. 23796), the related Mortgagor is not in possession of all of the certificates of occupancy but a reserve of $177,900 was established at the closing of the Mortgage Loan, which reserve will be disbursed upon the satisfaction of certain conditions, including the Mortgagor providing the mortgagee with copies of the required certificates of occupancy.

      With respect to the University Gateway North Mortgage Loan (Loan No. 21632), the related Mortgagor is not in possession of all of the certificates of occupancy but a reserve of $25,000 was established at the closing of the Mortgage Loan, which reserve will be disbursed upon the satisfaction of certain conditions, including the Mortgagor providing the mortgagee with copies of the required certificates of occupancy.

      With respect to the Big Bend Office Mortgage Loan (Loan No. 23268), the related Mortgagor is not in possession of the certificate of occupancy (the agency responsible for issuing certificates of occupancy was not in existence at the time the improvements on the related Mortgaged Property were constructed).

Schedule IIA (30) Single-Purpose Entity
---------------------------------------

      With respect to the Budget Storage Portfolio I Mortgage Loan (Loan No. 24130) and the Budget Storage Portfolio II Mortgage Loan (Loan No. 25129), the borrowers under the related promissory notes (the "Borrowers") do not own the Mortgaged Properties that secure the related Mortgage Loans. Instead, a general partnership (which is an affiliate of the Borrowers and whose only partners are the Borrowers) owns the Mortgaged Properties that secure those two Mortgage Loans. The two Mortgage Loans are not, however, cross-collateralized, and separate Mortgaged Properties (although all owned by the same general partnership) secure the two separate Mortgage Loans.

      With respect to the Goshen Village Shoppes Mortgage Loan (Loan No. 24017) the Loan Documents permitted the Mortgagor to transfer tenant-in-common interests in the Mortgaged Property provided that each purchaser of a tenant-in-common interest satisfied the mortgagee's single-purpose entity requirements and certain other conditions were satisfied, and such transfers were all completed within 90 days after the origination date of the Mortgage Loan. The Mortgagor now consists of 22 tenants-in-common.

      With respect to the Circleville Medical Mall Mortgage Loan (Loan No. 19364), the Mortgagor consists of 13 limited liability companies (each, a single-purpose entity) that own the Mortgaged Property as tenants-in-common.

Schedule IIA (31) No Advances
-----------------------------

      With respect to the Goshen Village Shoppes Mortgage Loan (Loan No. 24017), in connection with the transaction documents under which the Mortgagor purchased the related Mortgaged Property, the mortgagee receives a monthly payment from an escrow fund owned by the Mortgaged Property seller.

Schedule IIA (37) Escrow Deposits
---------------------------------

      It is anticipated that the primary servicers of the Bridger Mortgage Loans will retain possession of the escrows, deposits and payments on behalf of the Depositor, rather than conveying possession thereof to the Depositor on the Closing Date.

Schedule IIA (41) Non-Recourse Exceptions
-----------------------------------------

      Each of the following Mortgage Loans has a non-recourse carve-out for "fraud or intentional misrepresentation" rather than "fraud or material misrepresentation":

            Loan No.          Mortgage Loan
            --------          -------------
            21902             Monroe Medical Office
            24107             Goshen Village Shoppes
            19289             Lockaway Storage - Sunnyvale
            23796             Stone Canyon
            18885             Pavilion Medical Center - Carolina Beach
            21261             Broadway Plaza Retail Center
            24152             Best Western - Greenville
            21114             McMinnville Medical Building
            23549             PostJones Office
            22594             1200 Ashland Office
            23213             Kanis Business Park
            25133             Horsepen Retail Center
            23368             Big Bend Office
            19364             Circleville Medical Mall

      With respect to the Goshen Village Shoppes Mortgage Loan (Loan No. 24107), the related loan assumption agreements provide that the added tenant-in-common Mortgagors (the "New TICs," which term does not include the respective original Mortgagor) do not have any personal liability (whether under any recourse carve-outs or exceptions to non-recourse provisions or otherwise) for environmental matters.

      With respect to the Lockaway Storage - Sunnyvale Mortgage Loan (Loan No. 19289), a general partnership rather than a natural person is the guarantor.

Schedule IIA (42) Separate Tax Parcels
--------------------------------------

      With respect to the 1200 Ashland Mortgage Loan (Loan No. 22594), the related Mortgaged Property is part of a condominium and does not constitute one or more separate tax lots. An application for the creation of separate tax lots has been submitted but will not be effective for the next tax year. Until a separate tax lot is created for the Mortgaged Property, the condominium association (the "Association") will be responsible for the taxes and each of the condominium unit owners will be required to reimburse the Association for its proportionate share.

Schedule IIA (43) Financial Statements
--------------------------------------

      With respect to the following Bridger Mortgage Loans, the related Loan Documents require the delivery of at least quarterly operating statements as well as an annual balance sheet of the related Mortgagor (but such Loan Documents do not specifically require (i) the delivery of an annual operating statement or (ii) that the annual balance sheet include a statement of changes in financial position):

            Loan No.          Mortgage Loan
            --------          -------------
            21902             Monroe Medical Office
            24017             Goshen Village Shoppes
            23796             Stone Canyon
            18885             Pavilion Medical Center - Carolina Beach
            21261             Broadway Plaza Retail Center
            21114             McMinnville Medical Building
            23549             PostJones Office
            22594             1200 Ashland Office
            23213             Kanis Business Park
            25133             Horsepen Retail Center
            23368             Big Bend Office
            19364             Circleville Medical Mall

Schedule IIA (44) Fee/Leasehold Properties
------------------------------------------

      With respect to the Broadway Plaza Retail Center Mortgage Loan (Loan No. 21261):

            (i) the Ground Lease requires the lessor to give notice of any lessee default to the mortgagee but does not provide that such notice is not effective against the mortgagee when it is not so delivered to the mortgagee; and

            (ii) the current term of the Ground Lease does not extend for a period greater than 10 years beyond the amortization term for the Mortgage Loan but does extend for a period greater than 20 years beyond the Stated Maturity Date for the Mortgage Loan.

Schedule IIA (45) Fee Simple Interest
-------------------------------------

      With respect to the Budget Storage Portfolio I Mortgage Loan (Loan No. 24130) and the Budget Storage Portfolio II Mortgage Loan (Loan No. 25129), the borrowers under the related promissory notes (the "Borrowers") do not own the Mortgaged Properties that secure the related Mortgage Loans. Instead, the two Borrowers (each a limited liability company) are the partners of a general partnership that owns the Mortgaged Properties that secure those two Mortgage Loans.

Bridger Mortgage Loans
----------------------

      The following Mortgage Loans are the Bridger Mortgage Loans:

            Loan No.    Mortgage Loan
            --------    -------------
            24130       Budget Storage Portfolio I
            25129       Budget Storage Portfolio II
            21902       Monroe Medical Office
            24785       Wingate Inn - DFW
            24107       Goshen Village Shoppes
            19289       Lockaway Storage - Sunnyvale
            23796       Stone Canyon
            24550       Holiday Inn Express - Humble
            23368       Big Bend Office
            18885       Pavilion Medical Center - Carolina Beach
            21261       Broadway Plaza Retail Center
            24152       Best Western - Greenville
            21632       University Gateway North
            19364       Circleville Medical Mall
            21114       McMinnville Medical Building
            23549       PostJones Office
            22216       Vista Del Lago
            22594       1200 Ashland Office
            25133       Horsepen Retail Center
            23213       Kanis Business Park